                                                              EXHIBIT 10.06

                                    MASTER
                          LOAN AND SECURITY AGREEMENT


     MASTER LOAN AND SECURITY AGREEMENT dated as of November 3, 1997 (the "Master Agreement") between CENTAUR PHARMACEUTICALS, INC. a Delaware corporation with its executive office and principal place of business at 484 Oakmead Parkway Sunnyvale, California 94086 (the "Borrower"), and FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("Lender").

     1.  Loans by Lender to Borrower.  Lender shall from time to time make loans
         ----------------------------
to the Borrower (each a "Loan") in an aggregate total amount not to exceed Ten Million Dollars ($10,000,000). Each Loan to be evidenced by a Promissory Note (each a "Note") and to be on the terms set forth herein and in that certain Commitment Letter to Borrower from Lender dated October 7, 1997 which was revised on December 23, 1997 and amended on April 20, 1998 (the "Commitment Letter"), and subject to the conditions in the Note and the related Loan and Security Agreement between Borrower and Lender (each a "Loan and Security Agreement"), and secured by a security interest in the equipment and other assets of Borrower described as "Collateral" in this Agreement or any of the Loan and Security Agreements. The terms of each such Loan and Security Agreement shall incorporate the terms and provisions of this Master Agreement with such modifications, if any, as therein set forth. Only the signed copy of each Loan and Security Agreement and not this Master Agreement shall constitute chattel paper the possession of which can perfect a security interest. In the event of a conflict between the provisions of this Master Agreement and the provisions of any Loan and Security Agreement, the Loan and Security Agreement shall prevail.

     2.  Release of Collateral.  When payment in full has been made on any Note,
         ----------------------
the Collateral described in the related Loan and Security Agreement shall be released from the security interest created by the Loan and Security Agreements provided that no Event of Default shall have occurred under this Master Agreement and not be cured and provided, further, that if any event that with either or both the passage of time or giving of notice would be an Event of Default shall exist, such release shall be made if and when such event has been cured and no Event of Default has occurred and not been cured. Borrower shall not have the right to prepay any Note except as described in the Promissory Note.

     3.  Disclaimer of Warranties.  BORROWER ACKNOWLEDGES THAT IT HAS SELECTED
         -------------------------
ALL GOODS, CONTRACT RIGHTS AND GENERAL INTANGIBLES (SUCH AS LICENSES) INCLUDED IN THE COLLATERAL (THE "EQUIPMENT") AND EVERY MANUFACTURER AND OTHER VENDOR OF THE EQUIPMENT, AND THAT BORROWER HAS NOT RELIED UPON LENDER FOR SUCH SELECTION. LENDER HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR
-------------------                                      ---------------------
WARRANTY, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS FOR USE,
-------- ----------------------------------------------------------------
FITNESS FOR A PARTICULAR PURPOSE OR TITLE OF THE EQUIPMENT (OR ANY PART THEREOF)
--------------------------------------------------------------------------------
OR AS TO COMPLIANCE WITH SPECIFICATIONS, COMPLIANCE WITH GOVERNMENTAL REGULATIONS, QUALITY, SELECTION, INSTALLATION, SUITABILITY, PERFORMANCE, CONDITION, DESIGN, ABSENCE OF DEFECTS, OPERATION, OR NON-INFRINGEMENT OF PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THE EQUIPMENT (OR ANY PART THEREOF). BORROWER HEREBY DISCLAIMS ANY AND ALL SUCH WARRANTIES OR REPRESENTATIONS, EXPRESS

OR IMPLIED. BORROWER AND LENDER AGREE THAT ALL RISKS INCIDENT TO THE MATTERS REFERRED TO IN THIS SECTION ARE TO BE BORNE BY BORROWER. Lender has and shall have no responsibility for the installation, adjustment or servicing of the Equipment. The provisions of this Section have been negotiated and are intended to be a complete exclusion and negation of any representations or warranties by Lender, express or implied, with respect to the Equipment that may arise pursuant to any law now or hereafter in effect, or otherwise. In no event shall defect in, or unfitness of, any or all of the Equipment, or any breach of warranty or representation by any or every Manufacturer or other Vendor relieve Borrower of the obligation to pay any Loan or to make any other payments required hereunder or to perform any other obligation hereunder. Without limiting the generality of the foregoing, Lender shall not be responsible or liable for any (i) defect, either latent or patent, in any of the Equipment or for any direct or consequential damages therefrom, (ii) loss of use of any of the Equipment or for any loss of profits or any interruption in Borrower's business occasioned by Borrower's inability to use any or all of the Equipment for any reason whatsoever, or (iii) in the event that any Vendor delays or fails to make delivery of any or all of the Equipment or fails to fulfill or comply with any purchase contract or order.

     4.  Borrower's Representations and Warranties.  Borrower represents and
         ------------------------------------------
warrants (and if requested by Lender, promptly will provide supporting documents to the effect and an initial, one time only opinion of counsel substantially in the form requested by Lender) that as of the date that Borrower signs this Master Agreement and as of the date of each subsequent Loan and Security Agreement and the date of each advance of funds by Lender for a Loan: (i) all items of the Equipment either are new and unused or have been used only by Borrower for not more than six months, except as otherwise specified in a Loan and Security Agreement; (ii) Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified and in good standing to do business wherever necessary to carry on its present business and operations, including the jurisdictions where the Equipment is located; (iii) Borrower has the power to enter into this Agreement and the other instruments and documents executed by Borrower in connection herewith (together with this Agreement, the "Transactional Documents") and to pay and perform its obligations under this Agreement and the other Transactional Documents; (iv) this Agreement and the other Transactional Documents have been duly authorized, executed and delivered by Borrower, and constitute the valid, legal and binding obligations of Borrower enforceable in accordance with their terms; (v) no vote or consent of, or notice to, the holders of any class of stock of Borrower is required, or if required, such vote or consent has been obtained or given, to authorize the execution, delivery and performance of this Agreement and the other Transactional Documents by Borrower; (vi) neither the execution and delivery by Borrower of this Agreement or the other Transactional Documents, nor the consummation by Borrower of the transactions contemplated hereby or thereby, nor compliance by Borrower with the provisions hereof or thereof, conflicts with or results in a breach of any of the provisions of any Certificate of Incorporation or By-laws or partnership or trust agreement or certificate of Borrower, or of any applicable law, judgment, order, writ, injunction, decree, award, rule or regulation of any court, administrative agency or other governmental authority, or of any indenture, mortgage, deed of trust, other agreement or instrument of any nature to which Borrower is a party or by which it or its property is bound or affected or pursuant to which it is constituted, or constitutes a default under any thereof or will result in the creation of any lien, charge, security interest or other encumbrance upon any of the Collateral, other than the interests therein of Lender or any Assignee (as hereinafter defined), or upon any other right or property of Borrower or will in any manner adversely affect Lender's or any Assignee's security interest in any of the Equipment; (vii) no consent, approval, withholding of objection or other authorization of or by any court, administrative agency, other governmental authority or any other Person is required, except such consents, approvals or other authorizations which have been duly obtained and are in full force and effect and copies of which have been furnished Lender, in connection with the execution, delivery or performance by Borrower, or the consummation by Borrower, of the transactions contemplated by this Agreement and the other Transactional Documents; (viii) there are no actions, suits or proceedings pending, or, to the knowledge of Borrower, threatened, in any court or before any administrative agency or other governmental authority against or affecting Borrower, which, if adversely decided would or could, individually or in the aggregate, materially and adversely affect the financial or other condition, business, operations, properties, assets or prospects of Borrower or the ability of Borrower to perform any of its obligations under this Agreement or under the other Transactional Documents, except for any such actions, suits or proceedings that Borrower has described in writing to Lender; (ix) no Event of Default or event or condition which upon the passage of time, the giving of notice, or both, would constitute an Event of Default, exists or is continuing; (x) there has been no material adverse change or threatened change in Borrower's, financial or other condition, business, operations, properties, assets or prospects since the date of Borrower's, most recent financial statements reported on by an independent public accounting firm prior to the date of this Agreement, since the dates of each such Person's interim and annual financial statements, if any, subsequent to such prior statements, or from the written information that has been supplied to Lender by Borrower, (xi) Borrower possesses any and all authorizations, certifications and licenses which are or may be required to use and operate the Equipment; (xii) the actual Acquisition Cost paid by Borrower for each item of the Equipment is set forth on a Schedule A attached to a Loan and Security Agreement and does not exceed the fair and usual price for like quantity purchases of such item and reflects all discounts, rebates and allowances for the Equipment given to Borrower, or any affiliate of Borrower or by any vendor or other Person including, without limitation, discounts for advertising, prompt payment, testing or other services; (xiii) all information supplied to Lender by Borrower is correct and does not omit any statement necessary to make the information supplied not misleading; (xiv) the financial statements of Borrower have been prepared in accordance with generally accepted accounting principles consistently applied and accurately and completely present the financial condition and the results of operations of Borrower at the dates of and for the periods covered by such statements; (xv) Borrower has delivered to Lender a copy of each invoice and bill of sale to Borrower for its purchase of the Equipment, and a copy of each canceled check pursuant to which Borrower paid for the Equipment; (xvi) Borrower has paid the purchase price for all of the Equipment except as otherwise specified by Borrower in Exhibit A to the applicable Loan and Security Agreement; (xvii) no security interest or lien exists on any of the Collateral (other than of Lender) except for statutory liens that do not materially affect the value of the collateral and the Borrower's use thereof; (xviii) no security interest or lien on any of the Collateral has been previously granted by Borrower or has been effective against the Equipment when owned by Borrower that has been, or will be, released prior to the making of any Loan pursuant to the applicable Loan and Security Agreement, except as described in Exhibit A to such Loan and Security Agreement; and (xix) except for the security interest granted to Lender, Borrower is the owner of, and has clear title to, the Collateral.

     5.  Identification Marks.   To the extent requested by Lender or if
         ---------------------
required by applicable law, Borrower shall affix to the Equipment at Borrower's expense signs, labels, or other forms of notice to disclose Lender's and any Assignee's security interest in the Equipment. Borrower shall keep and maintain such signs, labels or other forms of notice affixed to the Equipment. Lender may furnish such signs, labels or other forms of notice to Borrower. Except as otherwise directed by Lender, Borrower shall not allow the name of any person other than Lender or manufacturer to be placed on any part of the

Equipment as a designation that might reasonably be interpreted as a claim of rights therein.

     6.  Fees and Taxes.  Borrower agrees to pay promptly when due, and to
         ---------------
indemnify and hold Lender harmless from, all license, title, registration and recording fees whatsoever, all taxes including, without limitation, sales, use, franchise, personal property, excise, import, export and stamp taxes and customs duties, and all charges together with any penalties, fines or interest thereon which are assessed, levied or imposed by any governmental or taxing authority with respect to any or all of the Collateral or the purchase, acquisition, ownership, construction, installation, shipment, delivery, possession, use, maintenance, condition, operation, control, return or other disposition thereof. If it shall be determined that any Federal, state or local tax is payable in respect of the issuance of any Note or the making of any Loan, or in connection with the filing or recording of any financing statements or other documents (whether measured by the amount of Loans secured or otherwise) contemplated by this Master Agreement, then the Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Lender against and save it harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax other than taxes related to Lenders income. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrower in this Section shall survive payment of the Obligations and the termination of this Master Agreement.

     7.  General Indemnity.  (a) Borrower shall indemnify Lender and any
         ------------------
Assignee, and their respective agents and servants, against, and agrees to defend, protect, save and keep them harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including attorneys' fees and expenses and costs for customs, completion, performance and appeal bonds, of whatsoever kind and nature (including, without limitation, for negligence, tort liability, damages by reason of strict or absolute liability, punitive damages, and third party indirect and consequential damages, but excluding any such amounts imposed or incurred as a result of Lender's gross negligence or willful misconduct), imposed on or incurred by or assessed against Lender and/or any Assignee, in any way relating to or arising out of (i) the failure of Borrower to provide or obtain any certificates, documents, consents, authorizations, clearances, licenses, permits or instruments required hereunder or under any of the other Transactional Documents, or (ii) the ordering, construction, installation, ownership, delivery, testing, possession, use, maintenance, operation, control, movement, import, export, shipment or condition of the Equipment (including but not limited to latent and other defects, whether or not discoverable by Lender or Borrower, and any claim for patent, trademark, copyright, software or other intellectual property infringement). The obligations of Borrower under this Section shall survive the payment of the Obligations and the termination of this Master Agreement.

     8.  Use of Equipment; Location; Liens.  (a) Borrower warrants and agrees
         ----------------------------------
that the Equipment shall be used and operated and otherwise be in compliance with any established operating procedures therefor of any Manufacturer and all statutes, regulations and orders of any governmental body having power to regulate the Equipment or its use. Borrower shall bear and pay all costs of such compliance. Borrower shall not permit the Equipment to be used or maintained in any manner or condition that would violate, or could result in the termination of, the insurance policies carried by Borrower pursuant to the provisions of this Master Agreement on insurance, or in any manner or condition or for any purpose for which, in the opinion of any Manufacturer, the Equipment is not designed or suited.

     (b) Borrower agrees that without Lender's prior written consent, it will not remove any of the Equipment from the location specified in Schedule A to the applicable Loan and Security Agreement for such Equipment or permit any of the Equipment to be used by anyone other than Borrower, Borrower's employees or a responsible independent contractor engaged by Borrower.

     (c) Borrower shall not directly or indirectly create, incur, assume or suffer to exist any mortgage, security interest, lien or encumbrance on any of the Collateral or Lender's or any Assignee's security interest therein, except in the name of Lender and its successor(s) and any Assignee except for statutory liens that do not materially affect the value of the collateral and the Borrowers use thereof. At its own expense, Borrower shall promptly take such action as may be necessary to keep the Collateral free and clear of, and to duly discharge, any such mortgage, security interest, lien or encumbrance not excepted above except for statutory liens that do not materially affect the value of the collateral and the Borrowers use thereof.

     (d) Borrower agrees to procure and maintain in effect all licenses, certificates, permits and other approvals and consents required by federal, state and local laws and regulations in connection with Borrower's possession, use, operation and maintenance of the Equipment.

     (e) Borrower shall cooperate fully with Lender or any Assignee to perfect and record their respective security interests in connection with the Transactional Documents, and will pay Lender its reasonable costs related thereto. Borrower authorizes Lender to file financing statements on the Collateral that are signed only by Lender or that are signed for Borrower by Lender in any jurisdiction when permitted by law or local authority upon 10 days advance written notice to Borrower. Borrower hereby grants to Lender power-of-attorney to act as Borrower's attorney-in-fact to sign Borrower's name on financing statements as "Debtor" on the collateral upon 10 days advance written notice to Borrower.

     9.  Maintenance and Repairs; Additions to Equipment.  (a) Borrower shall
         ------------------------------------------------
maintain all of the Equipment in good, safe and efficient operating repair, appearance and condition, will keep all components of the Equipment properly calibrated and aligned, will make all required adjustments, replacements and repairs (collectively, "maintenance and repairs"). Such maintenance and repairs shall include, but not be limited to, all recommended or advised by a Manufacturer, all required or advised by cognizant governmental agencies or regulatory bodies and all commonly performed by prudent business and/or professional practice. All maintenance and repairs to any item of the Equipment shall be made by the Manufacturer or, those of substantially equal skill or knowledge in maintaining and repairing the Equipment.

     (b) Borrower shall not make any modification that would diminish value of the Equipment without the prior written consent of Lender. Any replacements, substitutions, additions, attachments, accessions, parts, fittings, accessories, modifications, enhancements, maintenance and repairs and other upgrades to the Equipment whenever made shall be considered accessions to the Equipment and shall automatically become subject to the security interest of Lender.

     (c) All instruction manuals, published statements of capabilities and technical specifications, service, maintenance and repair records, installation, qualification, certification and calibration reports, usage logs, and printed material relating to the Equipment shall be deemed part of the Equipment. Computer programs, programming codes, operating systems, data processing instructions, series of instructions or statements which are machine readable, and any like symbols or signals usable by an electronic data processing system (collectively "Software") that has been or shall be installed or entered in the Equipment shall become a part of the Equipment except for any Software that is proprietary Software of Borrower, that contains trade secrets or confidential information of Borrower, or that is not transferable, and is not a modification, change, enhancement or improvement to any Software which is financed hereunder and identified or listed in the description of specific items of the Equipment in or attached to Schedule A of a Loan and Security Agreements provided, however that all operating system Software necessary to operate the Equipment shall notwithstanding the aforesaid be considered to be part of the Equipment. Whenever Borrower acquires Software licenses related to the equipment from other parties that is financed hereunder and listed on Exhibit A, with respect to the Software such licenses shall automatically and without further action by Borrower be assigned to Lender and become through assignment a part of the Equipment transferable to any future user of the Equipment for use with the Equipment.

     10.  Loss, Damage or Destruction of Equipment.  (a) No damage to, taking of
          -----------------------------------------
or theft, loss or destruction of any Equipment shall impair any obligation of Borrower to Lender, including, without limitation, the obligation to pay the Loans.

     (b) In the event that any item of Equipment shall become lost, stolen, destroyed or damaged from any cause whatsoever, Borrower agrees to promptly notify Lender in writing of such fact, fully informing Lender of the details thereof. If any item of Equipment is damaged (unless the same is irreparably damaged, in which case the provisions of this Master Agreement with respect to a Casualty Occurrence shall apply), Borrower shall, at its sole cost and expense, place the same in good repair, condition and working order or replace the same with "like property" having the same value and operating capabilities and useful life at least equal to the damaged Equipment prior to the date of such damage, which property shall thereupon become subject to the security interest of Lender. In the event that an item of Equipment has been damaged, but not irreparably, if no Event of Default has occurred and is continuing hereunder, upon receipt by Lender of evidence, reasonably satisfactory to Lender, that such repair, restoration or replacement has been completed, and an invoice therefor, Lender shall release to Borrower or its supplier the proceeds of any insurance received by Lender as a result of such damage for the purpose of reimbursing Borrower for the costs of repairing, restoring or replacing such item.

     (c) In the event that any item of Equipment shall become lost, stolen, destroyed or irreparably damaged from any cause whatsoever, or if any item of Equipment or Borrower's title thereto shall be requisitioned or seized by any governmental authority (each such occurrence being herein called a "Casualty Occurrence"), Borrower shall promptly notify Lender in writing of such fact, fully informing Lender of all details of the Casualty Occurrence in question, and shall pay Lender in cash the outstanding principal balance and accrued interest calculated as of the date of the Casualty Occurrence. In addition, a Prepayment Premium shall be paid, which shall be calculated as if prepayment had been made on the date of the Casualty Occurrence. If the Casualty Occurrence affects less than all of the Equipment, Borrower shall only be required to pay the Pro Rata Percentage of the outstanding principal balance, accrued interest and Prepayment Premium. The "Pro Rata Percentage" is to be calculated by dividing the original equipment cost of the affected Equipment by the original equipment cost of all tangible Equipment financed hereunder (excluding all soft costs), as set forth in the various Schedules. This payment shall be made within 30 days following the Casualty Occurrence and shall be applied to the Loan and Note made together with such Loan and Security Agreement.

     11.  Reports; Inspections.  Borrower will cause to be furnished to Lender,
          ---------------------
if requested, from time-to-time a statement showing the condition and such other information regarding the Collateral as Lender may reasonably request. Lender and any Assignee shall have the right, upon reasonable notice to Borrower, to inspect the Equipment including Borrower's records with respect to the Collateral, to copy such records, and to inspect and copy Borrower's records with respect to the financial statements Borrower is required to furnish Lender or has warranted to Lender pursuant to this Master Agreement. Any inspection by Lender or any Assignee shall not be deemed to be approval or acknowledgment by Lender or such Assignee of the safety, freedom from defects, performance or compliance with specifications or governmental requirements of the Collateral or of the conformity of the Collateral or such financial statements to the requirements or warranties of this Master Agreement, and the disclaimers set forth in the provisions of this Master Agreement on disclaimer of warranties shall apply to any such inspection. Borrower shall pay or reimburse Lender for Lender's costs and travel expenses for an inspection upon a material breach of the requirements of this Master Agreement or the warranties of Borrower pursuant to this Master Agreement.

     12.  Insurance.  Borrower shall procure and maintain at its expense with
          ----------
insurers acceptable to Lender (i) insurance on all of the Equipment in an amount not less than the greater of the Equipment's replacement cost insuring against all risks of loss or damage to the Equipment and against such other risks as Borrower would, in the prudent management of its properties, maintain with respect to similar equipment owned by it, and (ii) comprehensive public liability and property damage insurance, in such amounts as shall be satisfactory to Lender but for not less than the greater of $1,000,000 or the amounts customarily maintained by parties similar to Borrower for similar equipment with similar contemplated use, insuring Lender and any Assignees, as
their interests may appear.   On the policies referred to in clause (i), such
insurance shall name Lender (and any Assignees) as Lender's loss payable so that (and Lender and Borrower hereby agree that) the insurance proceeds payable under such policies will be payable and paid jointly to Lender (and to any Assignees) and Borrower. On the policies referred to in clause (ii), such insurance will name Lender (and any Assignees) as an additional insured as its interests may appear. All such policies shall provide that they may not be invalidated against Lender (or any Assignees) because of any violation of a condition or a breach of warranty of the policies or application therefor by Borrower, that they may not be altered or canceled except after 30 days' prior written notice to Lender, and that Lender and any Assignee have the right but not the obligation to pay the premiums with respect to coverage required by this Master Agreement in order to continue such insurance in effect or to obtain like coverage. Under the policies of insurance required to be maintained by Borrower pursuant to this Master Agreement, Borrower agrees to waive any right of subrogation and to cause the insurance carrier to waive any right of subrogation in each instance as such right may exist against Lender or any Assignee and for any and all loss or damage to the Equipment. Borrower shall deliver to Lender, prior to the grant of a security interest to Lender in any item of the Equipment and at such other time or times as Lender may request, a certificate or other evidence satisfactory to Lender of the maintenance of such insurance. Lender shall be under no duty to examine such policies, certificates or other evidence of insurance or to advise Borrower in the event that its insurance is not in compliance with this Master Agreement. Should Borrower fail to provide such insurance coverage, Lender may obtain coverage protecting interests of Lender and Borrower, or the interest of Lender only, for so long as all of the Obligations have not been satisfied or discharged or such longer period as is required by this Master Agreement or by the insurance company issuing such coverage. The proceeds of such insurance shall be applied, at the option of Borrower if no Event of Default shall exist, and otherwise at Lender's option, toward (i) replacement, restoration or repair of the Equipment or (ii) payment of the liabilities of Borrower pursuant to the Obligations.

     13.  Equipment To Be and Remain Personal Property.  All of the Equipment
          ---------------------------------------------
shall be and remain personal property notwithstanding the manner in which the Equipment may be attached or affixed to realty. In the exercise of its rights, Lender shall not be liable for any damage to the realty or any such building or other real or personal property occasioned by any removal of the Equipment by Lender or the agents of Lender. Borrower further covenants and agrees that Borrower will, at the request of Lender, obtain and deliver to Lender a waiver, in recordable form, from the owner and any landlord, tenant or holder of any lien or encumbrance on the realty or building(s) on or in which any of the Equipment described in such Loan and Security Agreement shall be located, under which such owner, landlord, tenant and holder (i) agree and consent that such Equipment is and shall be personal property removable by Lender upon an Event of Default under this Master Agreement, and (ii) waive any rights of distraint or similar rights with respect to such Equipment.

     b) Notwithstanding the foregoing provisions of this Section, without Lender's prior written consent, Borrower shall not permit any of the Equipment to be attached or affixed to, imbedded in or incorporated into any building, structure, real estate or other personal or real property.

     14.  Other Covenants.  (a)  Borrower agrees to furnish, upon Lender's
          ----------------
request, such financial, business and operational information concerning Borrower , including copies of its tax returns, as Lender or its assigns may reasonably request. Additionally, Borrower shall furnish to Lender and its assigns without notice or demand therefor two complete copies of its (i) quarterly interim financial statements within 45 days of the close of each of the first three fiscal quarters of every year, certified by the chief financial officer of Borrower and (ii) annual financial statements within 90 days of the close of each fiscal year reported on by independent accountants without material adverse qualification or comment. All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall accurately and completely present Borrower's financial condition and results of operations at the dates of and for the periods covered by such statements.

     (b) Borrower shall promptly furnish to Lender copies of (i) filings that Borrower makes with the SEC or other government agencies under the securities laws including but not limited to definitive proxy statements, registration statements, prospectuses and tender offer filings, and reports on holdings or acquisitions of securities, relating to proxy solicitations, and on Form 10-K, 10-Q, 8-K or similar forms, and any amendments to such filings, (ii) press releases of Borrower , and (iii) new product (or service) announcements of Borrower.

     (c) Borrower shall give Lender notice of all meetings of the stockholders or directors of Borrower copies of all materials that are furnished to the stockholders or directors excluding highly confidential and or client privileged matters for the meetings at the same time that the notice or materials are sent to the stockholders or directors.

     (d) There shall be no actual or threatened conflict with, or violation of, any statute, regulation, standard or rule relating to Borrower, its present or future operations, or the Equipment.

     (e) All information supplied to Lender or its assigns by Borrower shall be correct and shall not omit any statement necessary to make the information supplied not be misleading. There shall be no material breach of the representations and warranties made by Borrower in connection with this Master Agreement.

     (f) Borrower shall give Lender notice of any change in the address of the executive office or principal place of business of Borrower not less than 15 days prior to the change.

     (g) No change in control of Borrower shall occur, without the written consent of the Lender, which consent shall not be unreasonably withheld or delayed. For the purpose of this Agreement a "change in control" shall mean a transaction or series of related transactions (together, a "Transaction") as a result of which (i) the Borrower's shareholders prior to the Transaction own less than a majority of the voting securities of Borrower (or of its successor in the case of a merger of consolidation) after the transaction or (ii) the Borrower has transfered or otherwise disposed of all or a substantial portion of its assets.

     (h) Borrower shall not make any payment or distribution of money, checks, securities or property to any Person in contravention of the provisions of any Guaranty or subordination that such Person has made in favor of Lender or its assigns of which Borrower shall have notice or knowledge.

     15.  Events of Default.  If one or more of the following events
          -----------------
(hereinafter called "Events of Default" or an "Event of Default") shall occur:

     (i) default shall be made in any payment when due on any of the obligations of principal, interest or other sums of any Loan or any Note or other of the Obligations when due to Lender, and any such default shall continue for more than ten (10) days after the due date thereof;

     (ii) any representation or warranty by Borrower made in any of the Obligations or in any other Transactional Document or certificate furnished to Lender in connection with any Loan or any of the Transactional Documents or any of the Obligations shall at the time made prove to be incorrect in any material respect;

     (iii) Borrower shall make or permit any unauthorized sublease or transfer of any Equipment or the possession of any Equipment;

     (iv) Borrower shall default in the observance and/or performance of any other covenant, condition or agreement on the part of Borrower to be observed and/or performed under any of the Transactional Documents or any of the Obligations, which default is not governed by paragraphs (i), (ii) or (iii) above, and such default shall continue for 30 days after written notice from Lender to Borrower specifying the default and demanding the same to be remedied;

     (v) Borrower shall make an assignment for the benefit of creditors, or cease being in substantially the same line or lines of business in which it is presently engaged, or generally fail to pay its debts as they become due, or become insolvent or commence a voluntary case under the federal Bankruptcy Code as now or hereafter constituted or any other applicable federal or state bankruptcy, insolvency or similar law, or admit in writing its inability to pay its debts as they mature, or consent to the appointment of a trustee or receiver, or a trustee or a receiver shall be appointed for Borrower or for a substantial part of Borrower's property without such party's' consent and such appointment shall be not dismissed for a period of 60 days; there shall have been entered a decree or order for relief by a court having jurisdiction in respect of Borrower, or approving as properly filed a petition seeking a reorganization, arrangement, adjustment or composition of or in respect of Borrower in an involuntary proceeding or case under any applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or similar official of Borrower or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days, or there shall have been filed a petition by or against Borrower under any bankruptcy law or other insolvency law and, if petition is filed against Borrower , the petition is not withdrawn or dismissed within 60 days after the date of filing; or Borrower shall cease doing business as a going concern or shall liquidate or be dissolved;

     (vi) there shall occur under any lease, contract or agreement between Borrower and Lender, a material, continuing Event of Default, as defined in such agreement, contract or agreement;

     (vii) any of the Collateral shall be attached, levied upon, encumbered, pledged, seized or taken under any judicial process (except for any attachment, levy, encumbrance or pledge caused to be placed on the Equipment by Lender) and such proceedings shall not be vacated, or fully stayed, within 30 days thereof;

     (viii) at any time there shall occur under (A) any lease between Borrower and a party other than Lender as lessor or (B) under any lease wholly or partially guaranteed by Borrower, the exercise by the lessor of its possessory remedies or commencement of legal proceedings by the lessor for default under the lease; provided that the aggregate future payments remaining to be made or guaranteed by Borrower exceed $10,000, and that under a lease described in (B) above within ten days of notice to Borrower of such exercise of remedies and demand for payment by Borrower any such amount guaranteed by Borrower remains unpaid; or

     (ix) any obligation of Borrower for the payment of borrowed money or the acquisition of assets by purchase, conditional sale or other arrangement is not paid or refinanced at maturity, whether by acceleration or otherwise, or is declared due and payable prior to the stated maturity thereof by reason of default or other violation of the terms of any promissory note or agreement evidencing or governing such obligation, and Lender has given Borrower an opportunity to either cure the purported Event of Default or supply information satisfactory to Lender that it does not, in fact, exist;

all the Loans and all of the Notes and other Obligations shall be declared in default, immediately and without notice upon the occurrence of an Event of Default specified in clause (v) above, and in the case of any other Event of Default, upon Lender at any time at its option subsequent to such Event of Default and so long as the Event of Default is continuing giving notice to Borrower that the Obligations are declared in default. At any time after the Obligations have been declared in default, Lender may exercise one or more of the following remedies, to the extent not then prohibited by law, as Lender in its sole discretion may elect:

     (I) to proceed by appropriate court action or actions at law or in equity or in bankruptcy to enforce performance by Borrower of the covenants and terms of the Obligations and to recover damages for the breach thereof;

     (II)  to accelerate payment of the Notes for their full amounts;

     (III) with ten (10) days written notice to Borrower, to take possession of the Collateral and/or to render inoperable the Collateral wherever found, with or without legal process, and for this purpose Lender and/or its agents may enter upon any premises of or under the control or jurisdiction of Borrower or any agent of Borrower without liability for suit, action or other proceeding by Borrower and remove the Collateral therefrom; Borrower hereby expressly waives any claims for damages occasioned by such taking of possession by Lender; BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS, INCLUDING RIGHTS TO NOTICE OR A JUDICIAL HEARING, WITH RESPECT TO LENDER'S TAKING POSSESSION OF THE COLLATERAL AFTER AN EVENT OF DEFAULT;

     (IV) Upon ten days written notice to Borrower of intention to sell or lease the Collateral, to sell any Collateral at a private or public, cash or credit sale, and to lease or license any Collateral including to lease any Equipment, in all the foregoing events free and clear of any rights of Borrower in the Collateral including the Equipment;

     (V) whether or not Lender shall have exercised, or shall hereafter at any time exercise, any of its other rights with respect to the Collateral, upon written notice to Borrower, to demand that Borrower pay to Lender, and Borrower shall pay to Lender on the date specified in such notice, as liquidated damages an amount equal to the prepayment premium which would have been payable if the Loan had been prepaid on the date the default was declared.

     (VI) Borrower authorizes and empowers Lender, with the aid and assistance of any person or persons, with or without legal process, to enter any premises of Borrower, or any other place or places where any of the Collateral is or may be placed, and to take possession thereof, and to sell the same either in bulk or in parcels at public or private sale upon any of such premises or at such other place or places as Lender may designate, or to remove the Collateral and to sell, lease and otherwise dispose of the same at public or private sale either in bulk or in parcels, and at the same time to sell, lease and dispose of all the right, title, and interest of Borrower in and to the Collateral, and out of the moneys arising therefrom to pay Lender any and all sums then owing to Lender that are secured by the Obligations, and all reasonable costs, fees, charges, and expenses in connection therewith, including counsel fees, and disbursements, premiums on bonds, custodian's fees, fees of public officers, and an auctioneer's fee of 15 percent on gross sale proceeds, any disbursements for advertising and labor, use and occupancy of premises, and any and all other disbursements made by Lender in connection with the taking, maintaining, storage, repair, refurbishment and disposition of the Collateral, and all reasonable expenses (including reasonable counsel fees) incident to the enforcement of payment of any obligations of Borrower to Lender by any suit or action or by participation in, or in connection with, a case or proceeding under the Bankruptcy Code, or any successor statute thereto, rendering the excess (if
any) to Borrower or its successors or assigns.   Borrower shall be bound by the
result of any sales made in accordance herewith. If for any reason the Collateral shall fail to satisfy all of the foregoing items, and amounts due Lender including the Loans, Borrower shall pay Lender the deficiency;

     and

     (VII) to exercise the remedies provided by the Uniform Commercial Code or other applicable law.

     In addition to the foregoing, Lender may also recover from Borrower all costs and expenses arising out of Borrower's default, including, without limitation, expenses of Lender's taking possession of the Equipment and the storage, inspection, repair, reconditioning, sale and re-leasing thereof, and reasonable attorneys' fees incurred by Lender in exercising any of its rights or remedies hereunder. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lender at law or in equity or in bankruptcy. The exercise by Lender of any one or more remedies shall not be deemed to preclude the simultaneous or later exercise by Lender of any or all such previously exercised remedies and any and all other remedies. For the purposes of this Section only, "fair market rental value" and "fair market sales value" shall be determined by an appraisal of an independent appraiser mutually agreed by Borrower and by Lender, and the cost of any such appraisal shall be borne by Borrower.

     16.  Authorization of Lender.  If Lender shall at any time rightfully
          ------------------------
obtain possession, either with or without legal process, or be entitled to possession of any of the Collateral, it shall not be necessary for Lender to remove such Collateral but Borrower will permit, and take security precautions reasonably necessary to prevent the use or relocation of the Collateral until ten (10) days after the sale of such Collateral. Borrower waives any and all claims of any nature, kind, or description which it has or may claim to have against Lender or its representative or any Assignee by reason of its or their taking possession of or selling any or all of the Collateral.

     17.  Assignment and Transfer by Lender.  (a)  Lender may at any time and
          ----------------------------------
from time to time assign to one or more assignees (all herein called the "Assignee") for the purpose of securing a loan to Lender or for any other purpose without notice to or consent of Borrower, any or all of the Obligations and the Transactional Documents, and any sums at any time due and to become due or at any time owing or payable by Borrower to Lender under the obligations.
The Assignee shall not be obligated to perform any duty, covenant or condition required to be performed by Lender, if any, in respect of the Obligations or the Transactional Documents other than confidentiality obligations. Nothing herein limits lenders obligations.

     (b) Borrower further acknowledges and agrees that from and after the receipt by Borrower of written notice of an assignment from Lender, Borrower shall comply with the directions or demands given in writing by the Assignee, and the Assignee shall have the right to exercise (either in its own name or in the name of Lender) all rights, privileges, and remedies of Lender provided for herein subject to the terms hereof and of the Confidentiality Agreement dated June 27, 1997 (the "Confidentiality Agreement"), including those relating to confidentiality and quiet enjoyment. Borrower agrees that any obligation to the Assignee as a result of such assignment shall not be reduced or minimized by reason of any claim, defense, counterclaim, set-off, abatement, reduction or recoupment or other right that Borrower might otherwise have been able to assert against Lender or any prior Assignee. After any assignment to the Assignee and unless and until Borrower is otherwise notified by the Assignee, the Obligations and Transactional Documents may not be amended or modified, and no consent or waiver hereunder shall be effective, without the prior written consent of the Assignee. Borrower agrees to execute, and Lender or any Assignee may record any instruments and documents relating to such assignment, mortgage or security interest desired by Lender or any Assignee. Borrower shall promptly provide any such instruments and documents that are requested by Lender or any Assignee including certificates indicating any claim, defense, counterclaim, set-off, abatement, reduction, recoupment or other right that Borrower may have against Lender or any Assignee, the payments that have been made under each Note and that the Obligations and Transactional Documents are in effect without default or amendment, or the extent of such default or amendment, as the case may be.

     18.  Recording and Filing; Expenses.  Borrower will, upon demand of Lender,
          -------------------------------
at Borrower's cost and expense, do and perform any reasonable other act and will execute, acknowledge, deliver, file, register, record and deposit (and will re-file, re-register, re-record or re-deposit whenever required) any and all instruments required by law or reasonably requested by Lender (or any Assignee but not at Borrower's cost for

Assignee) including, without limitation, financing statements under the Uniform Commercial Code, for the purpose of providing proper protection to the satisfaction of Lender (and/or any Assignee) of Lender's security interest in the Collateral (and/or of any Assignee's security interest in the Collateral). Borrower will also pay, or will upon demand reimburse Lender for, all reasonable costs and expenses incurred by Lender in connection with the origination of Loan, and the Transactional Documents, enforcement of Lender's rights under the Obligations and the Transactional Documents, proceedings involving Borrower as a debtor under any chapter of the Bankruptcy Code, filings, the documentation of this transaction, and fees and costs of attorneys for Lender in connection therewith.

     19.  Quiet Enjoyment.  So long as no Event of Default has occurred
          ----------------
hereunder, Borrower shall be entitled to the possession and the use and enjoyment of the Collateral free from hindrance by the Lender or any Assignee.

     20.  Failure or Indulgence Not Waiver; Additional Rights of Lender.  (a)
          --------------------------------------------------------------
No failure to exercise, and no delay in exercising, any right, power or remedy under the Obligations or the Transaction Documents on the part of Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver in respect of the Obligations or the Transactional Documents, to be effective, must be in writing. A waiver of any covenant, term or condition contained in the Obligations or the Transactional Documents shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. Receipt by Lender of any payment from Borrower or on its behalf with knowledge of the breach of any provisions of the Obligations or the Transactional Documents shall not constitute a waiver of such breach.

     (b) Lender shall be entitled to seek injunctive relief in case of the violation or attempted or threatened violation of any of the provisions of the Obligations or the Transactional Documents, or a decree compelling performance of any of their provisions other than for the payment of money, and to any other remedy allowed in law or in equity.

     21.  Leasing by Borrower.  Borrower shall not lease the Equipment, or
          --------------------
relinquish possession of the Equipment, in whole or in part, without the prior written consent of Lender which consent shall not be unreasonably withheld by Lender. Nevertheless, any such lease and the rents, profits and proceeds therefrom shall be included in the Collateral and, unless Lender has consented to such lease, Lender within 30 days after receiving notice thereof in accordance with the provisions of this Master Agreement on notices shall have the right to declare the lease void from its purported commencement, to terminate the lease or to accept the lease.

     22.  Notices.  Any notice or other communication required or permitted to
          --------
be given by either party hereto to the other party shall be deemed to have been given upon its receipt, in writing, by the receiving party at its address set forth below, or at such other address as the receiving party shall have furnished to the other party by notice pursuant to this Section.

               If to Borrower:            Centaur Pharmaceuticals, Inc.
                                          484 Oakmead Parkway
                                          Sunnyvale, CA  94086

               If to Lender:              FINOVA Technology Finance, Inc.

                                          10 Waterside Drive
                                          Farmington, CT 06032-3065

     23.  Entire Agreement; Severability; Amendment or Cancellation of
          ------------------------------------------------------------
Obligations.  The Obligations, confidentiality agreement dated June 27, 1997,
------------
schedules and the Commitment Letter dated October 7, 1997 which was revised on December 23, 1997 and amended on April 20, 1998 constitute the complete and exclusive statement of the terms of the agreement between the parties with respect to the Loans. Any provision of the Obligations which are prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     24.  Waiver of Jury.  Lender and Borrower waive any right and all right to
          ---------------
trial by jury in any action or proceeding relating in any way to the Obligations and the Transactional Documents.

     25.  Governing Law; Consent to Jurisdiction and Service.  The Obligations
          ---------------------------------------------------
shall be governed by and construed in accordance with the laws of the State of New York (other than the conflicts of laws provisions). Borrower agrees that any legal action or proceeding against Borrower in respect of or relating to the Obligations or the Equipment may be brought in any state or federal court sitting in the State of New York. Borrower hereby irrevocably consents and submits to the nonexclusive personal jurisdiction of said courts and irrevocably agrees that all claims in any such action or proceeding may be heard and determined in and enforced by any such court. Borrower irrevocably consents to the service of summons, notice, or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner set forth in the provisions of this Master Agreement on notices.

     26.  Lender's Right to Perform for Borrower.  If Borrower fails to duly and
          ---------------------------------------
promptly perform any of its obligations under this Master Agreement or fails to comply with any of the covenants or agreements contained herein, Lender may itself perform such obligations or comply with such covenants or agreements, for the account of Borrower, without thereby waiving any default, and any amount paid or expense (including, without limitation, attorney's fees) reasonably incurred by Lender in connection with such performance or compliance shall, together with interest thereon at the Default Interest Rate borne by the earliest dated Note then outstanding, be payable by Borrower to Lender on demand.

     27.  Binding Effect.  This Master Agreement shall inure to the benefit of
          ---------------
and be binding upon the parties hereto and their respective permitted successors and assigns.

     28.  General.  The captions in this Master Agreement are for convenience of
          --------
reference only. There shall be only one original executed copy of each of the Obligations. This Master Agreement is and each Loan and Security Agreement shall be executed in the State of Connecticut by Lender's countersigning the same in the State of Connecticut, and are to be and shall be performed in the State of Connecticut by reason of the requirements therein for payment by Borrower to Lender to be made in the State of Connecticut.

     29.  Definitions.  The following terms, not elsewhere defined, shall have
          ------------
the following meanings for all purposes hereof:

     "Acquisition Cost" of any item of the Equipment shall mean the purchase price of such item of the Equipment paid by Borrower.

     "Guarantor" shall mean a guarantor of any or all of the obligations of Borrower pursuant to this Master Agreement.

     "Guaranty" shall mean a writing containing a guaranty of any or all of the obligations of Borrower pursuant to this Master Agreement under the Notes and in regard to the Loans.

     "Manufacturer" shall mean the Person that manufactures the item of the Equipment in question.

     "Obligations" shall mean this Master Agreement, the Notes and the Loan and Security Agreements and the Schedules and Exhibits thereto.

     "Person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an estate, any incorporated organization or similar association, a government or political subdivision, or any other entity.

     Witness the execution hereof by the duly authorized representatives of Borrower and Lender as of the day and year first above written.


ATTEST:                                 CENTAUR PHARMACEUTICALS, INC.
(SEAL)

    /s/ Lucy O. Day                     By /s/ Joseph L. Turner
---------------------                      ---------------------
   Asst. Secretary                         CFO and Treasurer

ATTEST:                                 FINOVA TECHNOLOGY FINANCE, INC.
(SEAL)
                                        By /S/ Linda A Moschitto
__________________________                 ---------------------
                                           Linda A Moschitto
                                           Director - Contract Administration

[NOTARY SEAL]

A SECURITY INTEREST IN THIS LOAN AND SECURITY AGREEMENT TO BE PERFECTED BY POSSESSION MAY ONLY BE PERFECTED BY POSSESSION OF THE ONE SIGNED COPY OF THIS LOAN AND SECURITY AGREEMENT.

                      LOAN AND SECURITY AGREEMENT  NO. 1


     LOAN AND SECURITY AGREEMENT dated as of April 22, 1998 (the "Agreement") between CENTAUR PHARMACEUTICALS, INC., A Delaware corporation with its executive office and principal place of business at 484 Oakmead Parkway, Sunnyvale, CA 94086 (the "Borrower"), and FINOVA TECHNOLOGY FINANCE, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("Lender").

     1.  Obligation to pay.  The Borrower concurrently with the execution and
         ------------------
delivery of this Agreement is borrowing Eight Million and 00/100 Dollars ($8,000,000.00) from the Lender, which borrowing is evidenced by the Borrower's promissory note bearing the same date as this Agreement in the principal amount of $8,000,000.009,167,110.47 (the "Promissory Note"). of which $6,956,686.95 is principal and the remainder is interest.

     2.  Purpose of Loan and Collateral.  The Borrower desires to enter into
         -------------------------------
this Agreement for the purpose of financing or refinancing its acquisition of, and creating a lien and security interest in favor of the Lender in, and hereby grants the Lender a security interest in, the collateral described on Schedule A attached hereto, and all replacements, substitutions, additions, attachments, parts, fittings, accessories and accessions thereto and therefore, whether owned or hereafter acquired, and all proceeds (including insurance proceeds and any leases and the rentals and profits thereon) (all hereinafter called the "Collateral"), to secure the obligations of the Borrower now existing and hereafter arising under this Agreement and under all of the Notes under the Master Loan and Security Agreement between Borrower and Lender dated November 3, 1997 ("Master Agreement").

     3.  Obligations of Borrower.  The Borrower shall be obligated under this
         ------------------------
Agreement to make payment of (1) the debt evidenced by the Promissory Note, including renewals and extensions thereof, and any other present or future obligations of the Borrower to the Lender including, but not limited to, other Notes secured by the Collateral. (2) any costs and expenses incurred in collection of the Promissory Note or enforcement of the covenants and obligations of the Borrower in this Agreement or under the Master Agreement, (3) any future advances made by the Lender for taxes, levies, insurance, and repairs to or maintenance of or on the Collateral , and (4) the costs for performance by the Lender of any of the covenants and obligations of the Borrower under this Agreement or the Master Agreement that are not timely performed by the Borrower.

     4.  Terms of Master Agreement.  The terms of the Master Agreement are
         -------------------------
hereby incorporated into and made a part of this Agreement with the same effect as though hereat set forth at length. Any declaration that the Obligations have been declared in default under the Master Agreement shall be a default under this Loan and Security Agreement and permit exercise of all remedies either provided or permitted by the Master Agreement.

     Witness the execution hereof the day and year first above written.


                                             CENTAUR PHARMACEUTICALS, INC.


                                             By /s/ Joseph L. Turner
                                               ---------------------------


                                             FINOVA TECHNOLOGY FINANCE, INC.


                                             By___________________________


[NOTARY SEAL]

                        Revised as of December 23, 1997

October 7, 1997

Ms. Lucy O.Day
Director of Finance
Centaur Pharmaceuticals, Inc.
484 Oakwood Parkway
Sunnyvale, CA 94086

Dear Ms. Day:

FINOVA Technology Finance, Inc. ("Lender") is pleased to offer to loan $10 million for the financing and/or re-financing of Equipment described below to Centaur Pharmaceuticals, Inc. ("Borrower").

Borrower:                Centaur Pharmaceuticals Inc.
---------

Lender:                  FINOVA Technology Finance, Inc.
-------

Equipment:               Various laboratory and production equipment, and
---------                manufacturing site tenant improvements to be selected
                         by Borrower. The Lender shall not be responsible for any failure of suppliers or manufacturers of the Equipment or their distributors to perform their obligations to the Lender or the Borrower.

Equipment Cost:          $ 6,700,000  Manufacturing site tenant improvement
---------------          $ 1,000,000  1998 equipment purchases
                         $ 2,300,000  Advance on previously acquired equipment
                         -----------
                         $10,000,000  Total Equipment Cost

Equipment Location:      Santa Clara, CA
-------------------

Availability:            Funding cut off July 31, 1998
------------

Term:                    48 months to be repaid in full by July 31, 2002
-----

Monthly Payments:        2.741% of Equipment Cost, monthly in advance for 48
----------------         months, based on a 4-year T-Bill interest rate of
                         6.08% per annum.

Adjustment to
-------------
Monthly Payments:        The actual interest rate for a given draw down shall be
----------------         adjusted for any increase in the highest yields on
                         four-year U.S. Treasury notes from the week ended
                         August 8, 1997 to the week preceding the Loan Term
                         Commencement date, as published in The Wall Street
                         Journal. Effective on each Loan Term Commencement, the
                         Monthly Payment for such note shall be adjusted to reflect such change. (For example, if the applicable 4-year T-Bill rate is 7.08%, then the Monthly Payment for such advance will be 2.790%) of Equipment Cost. As of such date, the Monthly Payments shall be fixed for the entire term.

Additional Provisions:   Lender will have a first priority perfected security
---------------------    interest in the Equipment.

                         In addition to a first perfected security interest in the Equipment, Lender's collateral will include a first deed of trust on Borrower's interest as Lessee in the Santa Clara site. This commitment is subject to Lender's review and approval of the terms of the real property lease(s) for the Santa Clara site, and the approval by the site landlord(s) of any amendment(s) to the lease that may be requested by Lender as a result of this review.

                         Lender will make advance(s) against previously acquired equipment as follows:

                              Percent of Cost               Year Acquired
                              ---------------               --------------
                                    25%                          1995
                                    65%                          1996
                                    80%                     Jan-June 1997
                                    100%                    July-Dec. 1997

                         Amount advanced will be calculated beginning with the most recently acquired equipment, however shall not exceed $2,300,000.

Interim Payments:        Interim Payments shall accrue from each Loan Term
----------------         Commencement until the next following first day of a
                         month (unless the Loan Term Commencement is on the first day of a month). Interim Payments shall be at the daily equivalent of the currently adjusted Monthly
                         Payment.

Loan Provisions
---------------
and Covenants:           The Loan Documents shall include the usual provisions
-------------            and covenants in the Lender's loan agreements and such
                         other or different provisions that are agreed to by the parties. The Borrower shall deliver a note to the Lender for each advance.

Insurance:               Prior to any delivery of Equipment, the Borrower shall
---------                furnish confirmation of insurance acceptable to the
                         Lender covering the Equipment including primary, all risk, physical damage, property damage and bodily injury, and earthquake coverage or equivalent protection as Lender may agree with appropriate loss payee endorsement in favor of the Lender.

Conditions to Closing:   Conditions precedent to every Loan Term Commencement
----------------------   shall include (i) that no payment is then past due to
                         the Lender or any assign of the Lender from the Borrower, (ii) that the Borrower is in compliance with the provisions of this Commitment and the Loan, (iii) that information requested by the Lender and all documentation then required by the Lender's counsel has been received by the Lender including resolutions of the Board of Directors of the Borrower authorizing the transactions contemplated by this Commitment, (iv) an initial, opinion of counsel for the Borrower satisfactory to counsel for the Lender, followed by periodic certification by Borrower's management, (v) that the Borrower is not in default under any material contract to which it is a party or by which it or its property is bound, and (vi) that there has not been any material adverse change or likely material adverse change in the financial or other condition, business, operations, properties, assets or prospects of the Borrower since June 30, 1996 or from the written information that has been supplied to the Lender prior to the date of this Commitment by the Borrower. The
                         Borrower shall provide quarterly financial statements and status reports during the commitment period.

                         In addition, prior to any advance under the line:

                         1) Borrower must provide audited fiscal year end 1997 financial statements with an unqualified opinion from Ernst & Young;
                         2) Satisfactory review by FINOVA, in its sole discretion, of the agreements between Borrower, Astra & Lundbeck.

Fees and Expenses:       The Borrower shall be responsible for the Lender's
-----------------        reasonable out of pocket expenses in connection with
                         the transaction. Lender will advise if such fees will exceed $3,000 as such costs are discovered during the diligence and documentation process.

Commitment Fee:          The $87,000 Application Fee previously paid by the
--------------           Borrower and $33,000 incremental Application Fee shall
                         be applied to the Commitment Fee. The Commitment Fee shall first be applied to the Lenders costs and expenses in direct connection with this transaction, and any remainder shall be refunded to the Borrower on a pro rata basis by being applied against the second
                         Monthly Payment due on periodic advances.

Commitment Expiration:   This Commitment shall expire on December 29, 1997
---------------------    unless prior thereto either expended in writing by the
                         Lender or accepted as provided below by the Borrower.
                         Upon the Borrower's accepting this Commitment, the Lender shall promptly prepare and send to the Borrower the loan agreement called for by this Commitment. This
                         Commitment shall terminate 30 days after receipt of the loan agreement by the Borrower unless by then the loan agreement and related documentation have been signed by the Borrower and delivered to the Lender.

Survivability:           The terms and conditions of this Commitment shall
-------------            survive the closing of the Loan, and to the extent any
                         such terms and conditions conflict with the Loan
                         Documents, the terms and conditions of the Loan
                         Documents shall control.

Should you have any questions, please call me. To accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by December 29, 1997.

                                             Sincerely,

                                             FINOVA TECHNOLOGY FINANCE, INC.

                                             By /s/ Robert E. Schenkel
                                               -----------------------------
                                                    Robert E. Schenkel
                                                    Vice President - Credit


Accepted this 29th day of December, 1997

Centaur Pharmaceuticals, Inc.

By:/s/ Joseph L. Turner
   -------------------------------------
       Joseph L. Turner

Title: C F O

April 20, 1998

Ms. Lucy O. Day
Director of Finance
Centaur Pharmaceuticals, Inc.
484 Oakwood Parkway
Sunnyvale, CA 94086

Re: Amendment to Commitment Letter dated October 7, 1997 which was revised on December 23, 1997

Dear Ms. Day:

This letter agreement amends the Commitment Letter dated October 7, 1997 which was revised on December 23, 1997 of FINOVA Technology Finance, Inc. ("Lender") to Centaur Pharmaceuticals, Inc. ("Borrower").

The initial funding will be in the amount of $8,000,000. It will be evidenced by a Note and Security Agreement in the amount of $8,000,000 and collateralized with personal property having an initial purchase price (inclusive of financed soft costs) of $9,159,474.42.

Upon fulfillment to Lender's satisfaction of one of the following two conditions, FINOVA will fund the remaining $2,000,000 . This funding will also be evidenced by one or more Note and Security Agreements, which will be cross-collateralized with and cross-defaulted to the Note and Security Agreement evidencing the initial $8,000,000 funding. Conditions are:

(1) Borrower's entering into an additional collaboration agreement with 1998 cash flow of not less than $10,000,000, inclusive of equity contribution, milestone or research and development payments by Collaborator to Borrower. Lender reserves the right to review the creditworthiness of Collaborator.

(2) Successful completion and closing of an initial public offering of Borrower's equity securities ("IPO"). Net proceeds to Borrower of the IPO shall be no less than $30,000,000.

Please indicate your agreement to this amendment to the Commitment Letter by signing below and returning to us.

Sincerely yours,                                  Accepted and Agreed:
FINOVA Technology Finance, Inc.                   Centaur Pharmaceuticals, Inc.
By /s/ Linda A. Moschitto                         By /s/ Joseph L. Turner
   ----------------------                         ------------------------
Title Director, Contract Administration           Title CFO & Treasurer
Date  4/23/98                                     Date  4/22/98

                            LEASEHOLD DEED OF TRUST

          THIS LEASEHOLD DEED OF TRUST (this "Deed of Trust") is dated for
                                              -------------
reference purposes and made as of November 3, 1997, by CENTAUR PHARMACEUTICALS, INC., a Delaware corporation ("Trustor"), with its executive office and
                               -------
principal place of business at 484 Oakmead Parkway, Sunnyvale, California 94086, in favor of COMMONWEALTH LAND TITLE COMPANY, a California corporation ("Trustee"), for the benefit of FINOVA TECHNOLOGY FINANCE, INC., a Delaware
  -------
corporation ("Beneficiary"), whose address is 10 Waterside Drive, Farmington,
              -----------
Connecticut 06032-3065.

                                    RECITALS
                                    --------


          A.   The Lease.  Trustor is the sole holder of the lessee's rights,
               ---------
interest and estate (the "Leasehold Estate") arising under and created by that
                          ----------------
certain Standard Industrial/Commercial Multi-Tenant Lease - Gross dated February 12, 1997 (the "Lease"), by and between Memorex Drive LLC, as the "Lessor"
               -----
("Lessor"), and Trustor, as the "Lessee," as amended and supplemented by that
  ------
certain Agreement Concerning Encumbrance of Leasehold Estate of even date herewith between Lessor and Trustor (the "Agreement Concerning Encumbrance").
                                          --------------------------------
The Lease demises premises (the "Premises") commonly identified as Suite 100 in
                                 --------
the building located at 1220 Memorex Drive in the City of Santa Clara, County of Santa Clara, State of California. The real property on which such building is situated (the "Real Property") is owned by Lessor and is more particularly
               -------------
described in Exhibit A attached hereto and incorporated herein by this
             ---------
reference. Lessor and Trustor have executed a memorandum of the Lease and caused such memorandum to be recorded on March 26, 1998, as Instrument No. 14112136 in the Official Records of Santa Clara County, California.

          B.   Loan Agreement; Credit Facility.  Pursuant to a Master Loan and
               -------------------------------
Security Agreement of even date herewith between Beneficiary and Trustor (such Master Loan and Security Agreement, as it may be amended from time to time, is hereinafter referred to the "Loan Agreement"), Beneficiary has agreed to
                             --------------
establish for Trustor a total credit facility in the aggregate principal amount of up to $10,000,000.00 (the "Credit Facility"). The Credit Facility includes
                              ---------------
one or more term loans evidenced by the Loan Agreement and the promissory note or notes issued and to be issued by Trustor to Beneficiary pursuant to the Loan Agreement (collectively, the "Debt Instruments"). The provisions of the Loan
                              ----------------
Agreement, including those governing adjustments to the interest rates and payment amounts and the accrual of interest, are incorporated herein by reference.

                                GRANTING CLAUSE
                                ---------------

          In consideration of the Credit Facility, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust for Beneficiary, with power of sale, under and subject to the terms and conditions hereinafter set forth, for the benefit and security of Beneficiary, all of Trustor's present and future estate, right, title and interest in and to the Leasehold Estate, together with all of the following now owned or hereafter acquired by Trustor (collectively, the "Mortgaged Property"):
                                                           ------------------

          (a) all fixtures and leasehold improvements now or hereafter located in the Premises (but not including any equipment or installations that are readily removable from the Premises without material damage to the Premises and that constitute personal property in which a security interest may be perfected by the filing of a financing statement in the Office of the California Secretary of State);

          (b) any and all plans, drawings and specifications for any leasehold improvements now located on, or hereafter to be constructed on or in the Premises, and all studies, data and drawings relating thereto (but not including any information specifically related to the manufacture of Trustor's products); Trustor's rights under all payment, performance or other bonds and in all deposits and other security delivered to, by or for the benefit of Trustor in connection with the construction of any such improvements; any and all construction materials, supplies and equipment used or to be used in connection with the construction of any such improvements, whether or not stored in the Premises, and all warranties and guaranties relating thereto; any and all contracts, subcontracts, agreements, and purchase orders with architects, engineers, consultants, contractors, subcontractors, suppliers and materialmen incidental to construction of any such improvements; and all reserves, deferred payment deposits, cost savings and payments of any kind relating to the construction of such improvements; and


          (c) all insurance and insurance policies insuring the Mortgaged Property or any activity thereon or part thereof or interest therein and all proceeds of such insurance policies; all claims, awards, damages, causes of action, judgments, recoveries, compensation and insurance proceeds arising on account of injury or damage to or taking of all or any part of the Mortgaged Property or for any loss or diminution in value of the Mortgaged Property; all advance payments of insurance premiums made by Trustor with respect to the Mortgaged Property; all deposits or security given by Trustor to third parties with respect to the Mortgaged Property; all claims or demands with respect to such deposits or security; and all right to refunds or rebates of any such insurance premiums deposits or security.

                                   ARTICLE I
                              OBLIGATIONS SECURED


          1.1. Secured Obligations; Loan Documents.  This Deed of Trust secures
               -----------------------------------
the following indebtedness and obligations (collectively, the "Secured
                                                               -------
Obligations"):  (a) the payment and performance of all of Trustor's indebtedness
-----------
and obligations, now or hereafter incurred by Trustor, under the Loan Agreement, this Deed of Trust, and all other Loan Documents (as defined below in this paragraph), including all principal due and all interest, prepayment charges, late charges, loan fees and other charges at any time accruing or assessed under the Loan Documents; (b) the payment of all sums advanced, paid or expended by Beneficiary under or pursuant to any provision of this Deed of Trust or any other Loan Document, or to protect the Mortgaged Property or any other security for the Credit Facility, together with interest on each such advance, payment or expenditure at the applicable rate of interest in effect under the applicable Debt Instrument from the date of such advance, payment or expenditure until paid in full; (c) any and all renewals, extensions, modifications, substitutions, replacements and consolidations of the indebtedness and obligations described in clauses (a) and (b) above; and (d) the payment of principal, interest and any other indebtedness hereafter owing by Trustor under any additional loans made by Beneficiary to Trustor that are evidenced by a promissory note or other writing reciting that the same is secured hereby, including all prepayment charges, late charges, loan fees and other charges accruing or assessed under such promissory notes or other writings ("Additional Advances"). All of the foregoing amounts
                          -------------------
shall be secured by this Deed of Trust to the same extent and with the same priority as the initial advance of proceeds of the Credit Facility made by Beneficiary. The Loan Agreement and other Debt Instruments, this Deed of Trust, and all other instruments, agreements, certificates and documents that evidence, secure or set forth any of Trustor's obligations relating to the Credit Facility and/or any Additional Advances, all as amended, modified, extended, renewed, restated, and supplemented from time to time, and whether now in existence or hereafter made or entered into, and whether or not secured by this Deed of Trust, are hereinafter collectively referred to as the "Loan Documents."
                                                        --------------

                                   ARTICLE II
                CERTAIN REPRESENTATIONS AND COVENANTS OF TRUSTOR



          2.1.  Actions Affecting Property; Duty to Protect Beneficiary and
                -----------------------------------------------------------
Security.  Trustor shall, at its own expense, appear in, prosecute, defend and
--------
contest (with counsel approved by Beneficiary) any action or proceeding that purports to materially and adversely affect the Mortgaged Property or any portion thereof or Trustor's title thereto, the validity or priority of the lien of this Deed of Trust, or the rights, powers, liabilities or obligations of Beneficiary or Trustee as to the Mortgaged Property.


          2.2.  Transfer of Property.  Upon any assignment, further encumbrance
                --------------------
or other transfer of all or any part of or interest in the Mortgaged Property or upon any subletting of all or any part of the Premises, or upon the dissolution, liquidation or termination of Trustor, Beneficiary may, at its option, declare all of the sums secured by this Deed of Trust to be immediately due and payable, and if such sums are not paid in full within 10 days after written demand by Beneficiary, Trustor shall be in default under this Deed of Trust and Beneficiary may invoke all of the remedies available under this Deed of Trust and the other Loan Documents as well as all additional remedies available at law or in equity.

          2.3.  Performance of Lease Obligations.  Trustor promptly shall pay
                --------------------------------
when due all rents and other sums that Trustor is required to pay under the terms of the Lease, and shall perform fully and when due each and all of Trustor's other covenants and obligations under the Lease, and shall do all other things necessary to preserve and keep unimpaired Trustor's rights under the Lease.

          2.4.  Notices to Beneficiary.  Trustor promptly shall notify
                ----------------------
Beneficiary in writing (a) of any default on the part of Lessor under the Lease, or in the performance or observance of any of the terms, covenants, and conditions on the part of Lessor to be kept and performed under the Lease, (b) of the occurrence of any event that, with or without, the lapse of time or the giving of notice, would constitute a default on the part of Lessor under the Lease, or (c) the giving to or service upon Trustor by Lessor under the Lease of any notice of default on the part of Trustor thereunder in the performance or observance of any of the terms, covenants, and conditions to be kept, performed, or observed by Trustor under the Lease, and Trustor shall cause a copy of any notice furnished or delivered to Trustor by Lessor under the Lease to be delivered forthwith to Beneficiary.

          2.5.  Surrender, Cancellation or Modification.  Trustor shall not
                ---------------------------------------
surrender the Lease or the Premises or Trustor's Leasehold Estate, nor shall Trustor terminate or cancel the Lease or, without Beneficiary's prior written consent (which consent shall not be unreasonably withheld or delayed), amend or supplement the Lease or consent to any of the foregoing. Any such termination, cancellation and any such amendment or supplement made or consented to by Trustor without Beneficiary's prior written consent shall be void and of no effect.

          2.6.  Ability to Perform Trustor's Obligations.  If at any time
                ----------------------------------------
Trustor fails to comply fully or in a timely manner with any of Trustor's obligations under the Lease, and such failure materially threatens the value or existence of Beneficiary's security under this Deed of Trust, Beneficiary, but without obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereunder or removing or waiving any corresponding default under this Deed of Trust, may perform on behalf of Trustor any such obligations if Beneficiary acts reasonably in so doing; provided that the foregoing shall not be construed to require Beneficiary to incur any expense or take any action with respect to Trustor's failure to comply with any of Trustor's obligations under the Lease. Upon demand, Trustor shall pay to Beneficiary all costs and expenses (including, but not limited to, legal fees and disbursements) paid or incurred by Beneficiary in connection with performing such obligations. Any such costs or expenses not paid by Trustor within five business days after demand shall be added to the indebtedness secured by this Deed of Trust, shall bear interest at the rate that is the sum of 5% percent per annum plus the highest interest rate then in effect under the Debt Instruments (or the highest rate of interest permitted by law, if less), and shall be secured by the lien of this Deed of Trust.

          2.7. Bankruptcy of Trustor or Lessor.  Trustor hereby unconditionally
               -------------------------------
assigns, transfers, and sets over to Beneficiary, as additional security for the Secured Obligations, all of Trustor's claims and rights to any damages arising from any rejection of the Lease by Lessor pursuant to the United States Bankruptcy Code (11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code")). Any
                                   -- ---        ---------------
amounts received by Beneficiary as damages from Lessor's rejection of the Lease shall be applied first to the payment of all reasonable costs and expenses (including, but not limited to, reasonable legal fees and disbursements) paid or incurred by Beneficiary in obtaining such damages and then to the payment of the indebtedness and obligations secured by this Deed of Trust, in any order that Beneficiary chooses. Upon demand, Trustor shall pay to Beneficiary all of the foregoing reasonable costs and expenses not satisfied by the amounts received by Beneficiary as damages. Any such costs or expenses not paid by Trustor upon demand shall be added to the indebtedness secured by this Deed of Trust, shall bear interest at the rate that is the sum of 5% percent per annum plus the highest interest rate then in effect under the Debt Instruments (or the highest rate of interest permitted by law, if less), and shall be secured by the lien of this Deed of Trust.

          (a) The lien of this Deed of Trust shall attach to all of Trustor's rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code (11 U.S.C. (S) 365(h)) or other applicable law, including, but not limited to, all of Trustor's rights to remain in possession of the Premises.

          (b)  Trustor shall not elect to treat the Lease as terminated under
Section 365(h)(1) of the Bankruptcy Code (11 U.S.C. (S) 365(h)(1)) or other applicable law without Beneficiary's prior written consent. Any such election without Beneficiary's prior written consent shall be void and of no force or effect.

          (d) If, pursuant to Section 365(h)(2) of the Bankruptcy Code (11 U.S.C. (S) 365(h)(2)) or other applicable law, Trustor seeks to offset against the rent reserved in the Lease the amount of any damages caused by the non-performance by Lessor of any of Lessor's obligations under the Lease after the rejection by Lessor of the Lease pursuant to the Bankruptcy Code, Trustor, prior to making such offset, shall notify Beneficiary of Trustor's intent to do so, setting forth the amounts proposed to be offset and the basis for such offset. Beneficiary shall have the right to object to all or any part of such offset, and, in the event of such objection, Trustor shall not offset any of the amounts objected to by Beneficiary. If Beneficiary has failed to object to Trustor's proposed offset within ten days after notice from Trustor in accordance with the first sentence of this paragraph, Trustor may proceed to offset all or any part of the amounts set forth in Trustor's notice. Neither Beneficiary's failure to object to Trustor's proposed offset, nor any objection or other communication between Beneficiary and Trustor relating to such offset shall constitute an approval of any such offset by Trustor. Trustor shall defend and hereby indemnifies and holds Beneficiary harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs, and expenses of every nature whatsoever (including, but not limited to, legal fees and disbursements) arising from or relating to any offset by Trustor against the rent reserved in the Lease.

          (e) Trustor shall not commence any action, suit, proceeding, or case, or file any application or make any motion, with respect to the Lease in any such case under the Bankruptcy Code or other applicable law without Beneficiary's prior written consent, which shall not be unreasonably withheld or delayed.

          (f) Trustor promptly shall notify Beneficiary of any information Trustor receives about any filing by or against Lessor of a petition under the Bankruptcy Code or other applicable law. Trustor shall provide all information available to Trustor as of the date of such filing, including, but not limited to, the court in which such petition was filed and the relief sought therein. Trustor promptly shall deliver to Beneficiary copies of any and all notices, summons, pleadings, applications, and other documents received by Trustor in connection with any such petition and any proceedings relating to such petition.

          (g) In the event there is filed by or against Trustor a petition under the Bankruptcy Code or other applicable law, and Trustor, as lessee under the Lease, shall determine to reject the Lease pursuant to Section 365(a) of the Bankruptcy Code (11 U.S.C. (S) 365(a)) or other applicable law, Trustor shall give Beneficiary not less than ten days' prior notice of the date on which Trustor shall apply to the bankruptcy court for authority to reject the Lease. Beneficiary shall have the right, but not the obligation, to serve upon Trustor within such ten-day period a notice stating that (i) Beneficiary demands that Trustor assume and assign the Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code or other applicable law, and (ii) Beneficiary covenants to cure or provide adequate assurances of future performance under the Lease. If Beneficiary serves upon Trustor the notice described in the preceding sentence of this paragraph, Trustor shall not seek authorization to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within 30 days after the notice shall have been served upon Trustor, subject to the performance by Beneficiary of the covenant provided for in clause
(ii) of the preceding sentence. Effective upon the entry of an order for relief with respect to Trustor under the Bankruptcy Code, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court for an order extending the period during which the Lease may be rejected or assumed.

          2.8. Representations and Warranties.  Trustor represents and warrants
               ------------------------------
to Beneficiary that: (a) the copy of the Lease (including all attachments, exhibits and amendments thereto) that Trustor has furnished to Beneficiary is a complete and correct copy of the original; (b) the Lease has not been amended or supplemented in any respect except as expressly stated in the recitals to this Deed of Trust, and remains in full force and effect; (c) no uncured event of default by either Trustor or Lessor exists under the Lease; (d) the Mortgaged Property encumbered hereby includes the entire right, title and interest of the "Lessee" under the Lease, and no person or entity other than Trustor (and, by virtue of this Deed of Trust, Beneficiary) holds any such right, title or interest. Trustor owns or leases the Mortgaged Property free and clear of all security interests, liens, claims, charges and equities of any nature other than the lien hereof and the rights of Beneficiary under this Deed of Trust; (e) Trustor is not bound by, and shall not enter into, any agreement or commitment that in any manner or to any extent will or could prevent Trustor from performing any of its obligations hereunder; and (f) all information with respect to the Mortgaged Property that has been given to Beneficiary by Trustor or by any third party at the direction of Trustor is accurate and contains no material misrepresentation or omission. Should any representation or warranty made by Trustor in any Loan Document prove to be untrue as of the date of this Deed of Trust, then Beneficiary may declare that an "Event of Default" (as
                                                     ----------------
defined in Section 4.1) exists.  Trustor agrees to indemnify and hold
           -----------
Beneficiary free and harmless from all liabilities, obligations, damages, causes of action, judgments, costs and expenses (including without limitation attorneys' fees) that Beneficiary may incur or suffer in connection with any breach by Trustor of any of Trustor's representations or warranties.

                                  ARTICLE III
                            ASSIGNMENT OF SUBLEASES

          3.1. Assignment of Subleases.  Trustor hereby assigns and transfers
               -----------------------
to Beneficiary, as additional security for the Secured Obligations, all of Trustor's rights and interests in, to and under any and all existing and future subleases of all or any portion of the Premises ("Subleases"), whether written
                                                  ---------
or oral, and any guarantees thereof, together with any and all extensions, modifications, amendments, assignments and renewals thereof, and all cash or other security deposited to secure performance by the sublessees of their obligations thereunder, and all rents and other sums due and to become due thereunder.


          3.2. No Subleases.  Trustor represents and warrants to Beneficiary
               ------------
that no Subleases are now in effect. Trustor shall not enter into any Sublease without first obtaining Beneficiary's written consent.

                                   ARTICLE IV
                             REMEDIES UPON DEFAULT

          4.1. Events of Default.  Any of the following shall constitute an
               -----------------
"Event of Default":  (a) Trustor's failure to make any payment of money in
-----------------
accordance with the terms of this Deed of Trust; or (b) Trustor's failure to perform fully and when due any other material covenant or obligation of Trustor under this Deed of Trust when such obligation is required hereunder to be performed and such failure is not fully cured within 10 days after Beneficiary shall have given Trustor notice thereof; or (c) any of Trustor's representations or warranties made in this Deed of Trust shall be untrue or misleading in any material respect; or (d) the lien or security interest of this Deed of Trust shall lose validity or priority; or (e) the occurrence of an event of default under, or the institution of judicial or nonjudicial foreclosure or other proceedings to enforce, any deed of trust or other lien or encumbrance of any kind upon the Mortgaged Property or any portion thereof, whether senior or junior in priority to the lien of this Deed of Trust; or (f) the occurrence of an "Event of Default" as defined in the Loan Agreement.


          4.2. Rights and Remedies.  At any time after the occurrence of an
               -------------------
Event of Default, Beneficiary or Trustee may do any one or more of the following, in any order:

          (a) With or without notice to Trustor, declare all Secured Obligations to be immediately due and payable;

          (b) With or without notice, and without releasing Trustor from its obligations relative to such Event of Default, cure such Event of Default, and the costs and expenses incurred by Beneficiary or Trustee in so doing shall become a part of the Secured Obligations;

          (c)  Exercise any remedy afforded by this Deed of Trust;

          (d) Commence and maintain an action or actions to foreclose this Deed of Trust, to specifically enforce any rights of Beneficiary hereunder (including rights with respect to possession and sale of any additional security for the Secured Obligations), to enjoin any conduct that impairs or threatens to impair the security of this Deed of Trust, or to obtain such other equitable remedies as may be appropriate;

          (e) Execute a written declaration of default and demand for sale, and a written notice of default and election to cause the Mortgaged Property or any part thereof to be sold by exercise of Trustee's power of sale under this Deed of Trust, which notice shall be filed for record in the Official Records of the county in which the Mortgaged Property is located;

          (f) Resort to and realize upon the security for the Secured Obligations and any other security now or hereafter held by Beneficiary in such order as Trustee and Beneficiary or either of them may, in their sole discretion, determine, concurrently or successively or in one or several consolidated or independent judicial actions or nonjudicial proceedings; and


          (g) Exercise any and all other remedies at law, including any action for damages suffered by Beneficiary as a result of any Event of Default, or in equity as may be available now or hereafter, as Beneficiary may elect.


          4.3. Exercise of Trustee's Power of Sale.
               -----------------------------------


          (a) Should Beneficiary elect to have Trustee exercise the power of sale herein contained, Beneficiary shall deliver to Trustee a written declaration of default and demand for sale.

          (b) Upon receipt of such items from Beneficiary, Trustee shall cause to be recorded, published and/or delivered to Trustor such notice of default and election to sell as may then be required by law and by this Deed of Trust.
After giving notice of default and notice of sale, and the lapse of such time period as may be required by applicable law, Trustee may, without demand on Trustor, at the time and place of sale fixed in the notice of sale, either as a whole or in separate parcels or items or through two or more successive sales, sell the Mortgaged Property or any part thereof at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustor shall have no right to direct the order in which the Mortgaged Property is sold. Beneficiary may, in its sole discretion, designate the order in which the Mortgaged Property shall be offered for sale or sold and determine if the Mortgaged Property shall be sold in a single sale or in two or more successive sales or in any other manner Beneficiary deems to be in its best interests. If Beneficiary determines that the Mortgaged Property shall be sold in two or more sales, Beneficiary may, at its option, cause such sales to be conducted simultaneously or successively on the same day or on different days and times and in such order as Beneficiary shall determine, and no such sale shall extinguish or otherwise affect the lien of this Deed of Trust or any part of the Mortgaged Property not then sold until all Secured Obligations have been fully paid and discharged. Trustor shall pay the costs and expenses of each such sale and any judicial proceeding in which any such sale may be made. Trustee shall deliver to such purchaser its deed conveying the portion of the Mortgaged Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may purchase at such sale.


          (c) After deducting all costs, fees and expenses of Trustee and of the sale, including costs of evidence of title in connection with the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the highest rate of interest then in effect under any Debt Instrument, all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto.

          (d) Trustee may postpone the sale of all or any portion of the Mortgaged Property by public announcement at the time and place first fixed for sale, and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

          (e) Upon any sale pursuant to this Section, Trustor shall be completely and irrevocably divested, to the maximum extent permitted by law, of all its right, title, interest, claims and demands at law or in equity in and to the Mortgaged Property sold or any part thereof, and such sale shall be a perpetual bar both at law and in equity against Trustor and any and all other persons claiming any such right, title, interest, claims or demands by, through or under Trustor.

          4.4. Rescission of Notice of Default.  Beneficiary from time to time
               -------------------------------
before Trustee's sale, may rescind any notice of default and of election to cause the Mortgaged Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as provided above, other declarations of default and demand for sale, notices of default and of election to cause the Mortgaged Property to be sold to satisfy the obligations hereof, or otherwise affect any provision, agreement, covenant or condition contained in this Deed of Trust or any other Loan Document or any of the rights, obligations or remedies of Trustor or Beneficiary under this Deed of Trust.

                                   ARTICLE V
                                 MISCELLANEOUS



          5.1. Fixture Filing.  This Deed of Trust constitutes and is filed as
               --------------
a fixture filing under Section 9402 of the Uniform Commercial Code. Certain of the Mortgaged Property consists of goods that are or are to become fixtures upon the Real Property, and this Deed of Trust is to be recorded in the Official Records of the County in which the Real Property is located. This Deed of Trust shall remain in effect as a fixture filing until released or satisfied of record or its effectiveness otherwise terminates as to the Real Property. Memorex Drive LLC is the record owner of the Real Property.


          5.2. Waiver of Offsets and Other Matters.  All sums payable by
               -----------------------------------
Trustor hereunder shall be paid without notice, demand, or defense and without right of counterclaim, setoff, deduction, abatement, suspension, deferment, diminution or reduction, all of which rights now or hereafter conferred by law are hereby waived by Trustor. Without limiting the generality of the foregoing, Trustor also waives, to the fullest extent permitted by law: (a) any right to require Beneficiary or Trustee, prior to or as a condition to the enforcement of this Deed of Trust, to proceed against or exhaust any other security for the obligations secured hereby or pursue any other remedy whatsoever; and (b) any defense arising by reason of: (i) any disability or other defense of Trustor with respect to the obligations secured hereby; (ii) the unenforceability or invalidity of any security for the Secured Obligations; or the lack of perfection or failure of priority of any security for the Secured Obligations;
(iii) the cessation from any cause whatsoever of the personal liability of Trustor (other than by reason of the full payment and discharge of all Secured Obligations); or (iv) any act or omission of Trustee, Beneficiary or others that directly or indirectly results in or aids in the discharge or release of Trustor or the Secured Obligations or any other security therefor by operation of law or otherwise.

          5.3. Governing Law.  This Deed of Trust shall be governed by and
               -------------
construed and enforced under the laws of the state or other jurisdiction, the laws of which are specified in the Loan Agreement as governing the construction and/or enforcement of the Loan Agreement; PROVIDED, HOWEVER, that the laws of the state in which the Real Property is located shall govern procedural issues pertaining to any foreclosure under this Deed of Trust.

          5.4. Time of the Essence.  Time is of the essence in the performance
               -------------------
of each provision of this Deed of Trust.

          5.5. Additional Powers of Beneficiary.  Without affecting the
               --------------------------------
liability of any other person liable for the payment of or performance of any of the Secured Obligations, and without affecting the lien or charge of this Deed of Trust upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid Secured Obligations, Beneficiary may, at any time, and from time to time, without notice to or consent of Trustor: (a) release the obligations of any person primarily or secondarily liable for payment or performance of any Secured Obligations; (b) extend the maturity date of any Secured Obligations or accept partial payments thereon; (c) grant forbearances; (d) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations; (e) release or reconvey, or cause to be released or reconveyed, any or all of the Mortgaged Property; (f) take or release any other or additional security for any Secured Obligations; or (g) consent to the transfer of any security.

          5.6. Reconveyance by Trustee.  Upon written request of Beneficiary
               -----------------------
and upon payment by Trustor of Trustee's fees for all services involved in the preparation, execution and recordation of the reconveyance, Trustee shall reconvey the Mortgaged Property or portions thereof then held hereunder, in whole or in part, as designated by Beneficiary and in such portions as designated by Beneficiary to Trustor, to the person or persons legally entitled thereto, which reconveyance shall be without recourse or warranty. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any release.

          5.7. Costs and Expenses; Actions by Trustee and/or Beneficiary to
               ------------------------------------------------------------
Preserve Property.  Every provision of this Deed of Trust that imposes upon
-----------------
Trustor an obligation to perform an act, or embodying an agreement by Trustor to perform an act, shall be construed as obligating Trustor to pay all costs and expenses relating thereto. Should Trustor fail to make any payment or to do any act as herein provided, Beneficiary and/or Trustee, may, but shall not be obligated to, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, all without notice to or demand upon Trustor, without releasing Trustor from any obligation hereof or secured hereby, and within such times and in such manner as Beneficiary or Trustee may deem reasonable. All sums advanced in taking such action, together with all other costs, fees and expenses incurred by Beneficiary or Trustee hereunder (including costs of evidence of title, court costs, appraisals, surveys and attorneys' fees), shall bear interest at the highest rate of interest then in effect under any Debt Instrument from the date advanced until paid in full, be payable in full, together with interest thereon, upon demand by Beneficiary, and be added to the Secured Obligations. Neither the reservation nor any exercise of the foregoing rights shall be construed to excuse Trustor's failure to perform fully and when due all of Trustor's obligations under this Deed of Trust or to prevent any such failure from constituting an Event of Default.

          5.8.  Partial or Late Payment.  The acceptance by Beneficiary of any
                -----------------------
sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums then and thereafter secured hereby. The acceptance by Beneficiary of any sum or sums in an amount less than the sums then due shall be deemed an acceptance on account only and upon the condition that it shall not constitute a waiver of the Event of Default existing by virtue of Trustor's failure to pay the entire sum then due, or of Beneficiary's right to declare or maintain an acceleration by virtue of such Event of Default. Trustor's failure to pay the entire sum then due shall be and continue to be an Event of Default notwithstanding such acceptance of such amount on account, and Beneficiary and Trustee shall be at all times thereafter until the entire sum then due shall have been paid, and notwithstanding the acceptance by Beneficiary thereafter of further sums on account, or otherwise, entitled to exercise all rights in this Deed of Trust conferred upon them or either of them upon the occurrence of an Event of Default.

          5.9.  Substitution of Trustee.  Beneficiary may, from time to time, by
                -----------------------
a written instrument executed and acknowledged by Beneficiary and recorded in the County in which the Mortgaged Property is located, and by otherwise complying with the provisions of California Civil Code Section 2934a or any successor statute, substitute a successor or successors to the Trustee named herein or acting hereunder. Without conveyance of the Mortgaged Property, a successor Trustee shall succeed to all the title, powers and duties conferred upon the Trustee herein and by applicable law.

          5.10. Successors and Assigns.  This Deed of Trust applies to, inures
                ----------------------
to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder (including a pledgee) of the Debt
 -----------
Instruments, whether or not named as Beneficiary herein. The term "Trustor"
                                                                   -------
shall mean all parties executing this Deed of Trust as Trustor, their respective heirs, legatees, devisees, administrators, executors, successors in interest and assigns to the extent permitted by this Deed of Trust, provided that neither Beneficiary nor Trustee shall be obligated to give notice of default or notice of sale hereunder to any person, firm or entity other than the Trustor shown on the face page hereof.

          5.11. Nonliability of Beneficiary.
                ---------------------------

          (a) Beneficiary neither undertakes nor assumes any responsibility or duty to Trustor or any third party to select, review, inspect, examine, supervise, pass judgment upon or inform Trustor or any third party of the quality, adequacy or suitability of any plans, specifications, construction contracts, architects, contractors or other matters or items that Beneficiary has the right to review, inspect, examine or approve under this Deed of Trust. Any such selection, review, inspection, examination and the like is solely for the purpose of (i) determining whether or not Trustor's obligations under this Deed of Trust are being properly discharged and (ii) protecting Beneficiary's security and preserving Beneficiary's rights under this Deed of Trust, and such selection, review, inspection, examination and the like shall not render Beneficiary liable to Trustor or any third party for the sufficiency, accuracy, completeness, or legality thereof and shall not operate to waive any rights of Beneficiary hereunder. Beneficiary owes no duty of care to protect or inform Trustor or any third party against negligent, faulty, inadequate or defective building or construction, or the existence of any environmentally hazardous condition in any manner arising out of or related to the presence of any hazardous materials on the Mortgaged Property, and Beneficiary shall not be responsible or liable to Trustor or any other party therefor. Trustor shall make or cause to be made such independent inspections as Trustor may desire for its own protection. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Beneficiary pursuant hereto, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Beneficiary.

          (b) Prior to Beneficiary's actual entry upon and taking possession of the Mortgaged Property, nothing in this Deed of Trust shall operate to impose upon Beneficiary any responsibility for the operation, control, care, management or repair of the Mortgaged Property, and the execution of this Deed of Trust by Trustor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Trustor prior to Beneficiary's actual entry and taking possession.

          (c) Beneficiary is hereby authorized to disclose (i) information relating to hazardous materials to federal, state, or local authorities when Beneficiary reasonably believes such disclosure to be required under applicable law; and (ii) information concerning Trustor, the Mortgaged Property or the Secured Obligations to any insurance agency or company, to any person or entity proposing to acquire an interest in the Secured Obligations.


          (d) Beneficiary shall not be liable, and is hereby released from liability, for any act or omission of Trustee, except for such actions as may be taken by Trustee at the express request of and in accordance with instructions given by Beneficiary.


          5.12. Cumulative Rights and Remedies; No Waiver.  The rights, powers
                -----------------------------------------
and remedies given to Beneficiary pursuant to this Deed of Trust shall be in addition to, and shall not supersede or preempt, any rights, powers and remedies given to Beneficiary by virtue of any applicable law. Every power or remedy given by this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently, independently, or successively, in any order whatsoever, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies. No forbearance, failure or delay by Beneficiary in exercising any right, power or remedy granted to Beneficiary hereunder shall be deemed a waiver of such right, power or remedy, nor shall any such forbearance, failure or delay preclude the further exercise of such right, power or remedy, or any other right, power or remedy; and every such right, power and remedy of Beneficiary shall continue in full force and effect until such right, power or remedy is explicitly waived by Beneficiary in writing. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first above written.

                                        CENTAUR PHARMACEUTICALS, INC.,
                                        a Delaware corporation



                                        By: /s/ Joseph L. Turner
                                            --------------------
                                        Name: Joseph L. Turner
                                              ------------------
                                        Title: CFO & Treasurer
                                               -----------------

                                 [NOTARY SEAL]

                                   EXHIBIT A
                                   ---------

                        DESCRIPTION OF THE REAL PROPERTY
                        --------------------------------



All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on September 25, 1997, in Book 694 of Maps, pages 28 and 29.

PARCEL TWO:

An easement for private ingress and egress over Parcel 1, as shown and designated and delineated as "Private Ingress, Egress Easement" on the Map filed September 25, 1997, in Book 694 of Maps, pages 28 and 29.

PARCEL THREE:

An easement for the purpose of ingress and egress, installation, maintenance, repair and replacement of electrical systems, including conduits, cables, vaults, splice boxes, transformers and switches, as conveyed by deed recorded January 25, 1989 in Book K 829, page 91, Official Records. Said easement being more particularly described as follows:

Commencing at the most Southerly corner of Parcel D, as said Parcel is shown on the certain Parcel Map recorded in Book 320 of Maps, at page 56, Santa Clara County Records; thence along the Easterly boundary of said Parcel D, N. 00 degrees 12 minutes 36 seconds E. 40.00 feet to the true point of beginning.
Said course is also the Easterly boundary of an electric easement granted by Memorex Corporation to the City of Santa Clara by deed recorded January 12, 1983 in Book H 266 of Santa Clara County Records, page 738; thence from the true point of beginning along the Northerly boundary of said electric easement N. 89 degrees 47 minutes 24 seconds W. 30.00 feet; thence N. 00 degrees 12 minutes 36 seconds E. 2.10 feet; N. 61 degrees 21 minutes 19 seconds W. 34.18 feet; N. 00 degrees 12 minutes 36 seconds E. 16.82 feet; and S. 89 degrees 47 minutes 24 seconds E. 60.05 feet to the Easterly boundary of Parcel D hereinabove described; thence along said Easterly boundary S. 00 degrees 12 minutes 36 seconds W. 35.20 feet to the true point of beginning.

ARB No. 224-5-109
APN     224-66-002 (portion)

                            LEASEHOLD DEED OF TRUST

          THIS LEASEHOLD DEED OF TRUST (this "Deed of Trust") is dated for
                                              -------------
reference purposes and made as of November 3, 1997, by CENTAUR PHARMACEUTICALS, INC., a Delaware corporation ("Trustor"), with its executive office and
                               -------
principal place of business at 484 Oakmead Parkway, Sunnyvale, California 94086, in favor of COMMONWEALTH LAND TITLE COMPANY, a California corporation ("Trustee"), for the benefit of FINOVA TECHNOLOGY FINANCE, INC., a Delaware
  -------
corporation ("Beneficiary"), whose address is 10 Waterside Drive, Farmington,
              -----------
Connecticut 06032-3065.

                                    RECITALS
                                    --------

          A.  The Lease.  Trustor is the sole holder of the lessee's rights,
              ---------
interest and estate (the "Leasehold Estate") arising under and created by that
                          ----------------
certain Standard Industrial/Commercial Multi-Tenant Lease - Gross dated May 30, 1997 (the "Lease"), by and between Memorex Drive LLC, as the "Lessor"
           -----
("Lessor"), and Trustor, as the "Lessee," as amended and supplemented by that
  ------
certain Agreement Concerning Encumbrance of Leasehold Estate of even date herewith between Lessor and Trustor (the "Agreement Concerning Encumbrance").
                                          --------------------------------
The Lease demises premises (the "Premises") commonly identified as Suites 200
                                 --------
and 300 in the building located at 1220 Memorex Drive in the City of Santa Clara, County of Santa Clara, State of California. The real property on which such building is situated (the "Real Property") is owned by Lessor and is more
                                -------------
particularly described in Exhibit A attached hereto and incorporated herein by
                          ---------
this reference. Lessor and Trustor have executed a memorandum of the Lease and caused such memorandum to be recorded on March 26, 1998, as Instrument No. ___________ in the Official Records of Santa Clara County, California.


          B.  Loan Agreement; Credit Facility.  Pursuant to a Master Loan and
              -------------------------------
Security Agreement of even date herewith between Beneficiary and Trustor (such Master Loan and Security Agreement, as it may be amended from time to time, is hereinafter referred to the "Loan Agreement"), Beneficiary has agreed to
                             --------------
establish for Trustor a total credit facility in the aggregate principal amount of up to $10,000,000.00 (the "Credit Facility"). The Credit Facility includes
                              ---------------
one or more term loans evidenced by the Loan Agreement and the promissory note or notes issued and to be issued by Trustor to Beneficiary pursuant to the Loan Agreement (collectively, the "Debt Instruments"). The provisions of the Loan
                              ----------------
Agreement, including those governing adjustments to the interest rates and payment amounts and the accrual of interest, are incorporated herein by reference.


                                GRANTING CLAUSE
                                ---------------

          In consideration of the Credit Facility, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust for Beneficiary, with power of sale, under and subject to the terms and conditions hereinafter set forth, for the benefit and security of Beneficiary, all of Trustor's present and future estate, right, title and interest in and to the Leasehold Estate, together with all of the following now owned or hereafter acquired by Trustor (collectively, the "Mortgaged Property"):
                                                           ------------------


          (a) all fixtures and leasehold improvements now or hereafter located in the Premises (but not including any equipment or installations that are readily removable from the Premises without material damage to the Premises and that constitute personal property in which a security interest may be perfected by the filing of a financing statement in the Office of the California Secretary of State);

          (b) any and all plans, drawings and specifications for any leasehold improvements now located on, or hereafter to be constructed on or in the Premises, and all studies, data and drawings relating thereto (but not including any information specifically related to the manufacture of Trustor's products); Trustor's rights under all payment, performance or other bonds and in all deposits and other security delivered to, by or for the benefit of Trustor in connection with the construction of any such improvements; any and all construction materials, supplies and equipment used or to be used in connection with the construction of any such improvements, whether or not stored in the Premises, and all warranties and guaranties relating thereto; any and all contracts, subcontracts, agreements, and purchase orders with architects, engineers, consultants, contractors, subcontractors, suppliers and materialmen incidental to construction of any such improvements; and all reserves, deferred payment deposits, cost savings and payments of any kind relating to the construction of such improvements; and


          (c) all insurance and insurance policies insuring the Mortgaged Property or any activity thereon or part thereof or interest therein and all proceeds of such insurance policies; all claims, awards, damages, causes of action, judgments, recoveries, compensation and insurance proceeds arising on account of injury or damage to or taking of all or any part of the Mortgaged Property or for any loss or diminution in value of the Mortgaged Property; all advance payments of insurance premiums made by Trustor with respect to the Mortgaged Property; all deposits or security given by Trustor to third parties with respect to the Mortgaged Property; all claims or demands with respect to such deposits or security; and all right to refunds or rebates of any such insurance premiums deposits or security.

                                   ARTICLE I
                              OBLIGATIONS SECURED

          1.1. Secured Obligations; Loan Documents.  This Deed of Trust secures
               -----------------------------------
the following indebtedness and obligations (collectively, the "Secured
                                                               -------
Obligations"):  (a) the payment and performance of all of Trustor's indebtedness
-----------
and obligations, now or hereafter incurred by Trustor, under the Loan Agreement, this Deed of Trust, and all other Loan Documents (as defined below in this paragraph), including all principal due and all interest, prepayment charges, late charges, loan fees and other charges at any time accruing or assessed under the Loan Documents; (b) the payment of all sums advanced, paid or expended by Beneficiary under or pursuant to any provision of this Deed of Trust or any other Loan Document, or to protect the Mortgaged Property or any other security for the Credit Facility, together with interest on each such advance, payment or expenditure at the applicable rate of interest in effect under the applicable Debt Instrument from the date of such advance, payment or expenditure until paid in full; (c) any and all renewals, extensions, modifications, substitutions, replacements and consolidations of the indebtedness and obligations described in clauses (a) and (b) above; and (d) the payment of principal, interest and any other indebtedness hereafter owing by Trustor under any additional loans made by Beneficiary to Trustor that are evidenced by a promissory note or other writing reciting that the same is secured hereby, including all prepayment charges, late charges, loan fees and other charges accruing or assessed under such promissory notes or other writings ("Additional Advances"). All of the foregoing amounts
                          -------------------
shall be secured by this Deed of Trust to the same extent and with the same priority as the initial advance of proceeds of the Credit Facility made by Beneficiary. The Loan Agreement and other Debt Instruments, this Deed of Trust, and all other instruments, agreements, certificates and documents that evidence, secure or set forth any of Trustor's obligations relating to the Credit Facility and/or any Additional Advances, all as amended, modified, extended, renewed, restated, and supplemented from time to time, and whether now in existence or hereafter made or entered into, and whether or not secured by this Deed of Trust, are hereinafter collectively referred to as the "Loan Documents."
                                                        --------------

                                   ARTICLE II
                CERTAIN REPRESENTATIONS AND COVENANTS OF TRUSTOR


          2.1.  Actions Affecting Property; Duty to Protect Beneficiary and
                -----------------------------------------------------------
Security.  Trustor shall, at its own expense, appear in, prosecute, defend and
--------
contest (with counsel approved by Beneficiary) any action or proceeding that purports to materially and adversely affect the Mortgaged Property or any portion thereof or Trustor's title thereto, the validity or priority of the lien of this Deed of Trust, or the rights, powers, liabilities or obligations of Beneficiary or Trustee as to the Mortgaged Property.

          2.2.  Transfer of Property.  Upon any assignment, further encumbrance
                --------------------
or other transfer of all or any part of or interest in the Mortgaged Property or upon any subletting of all or any part of the Premises, or upon the dissolution, liquidation or termination of Trustor, Beneficiary may, at its option, declare all of the sums secured by this Deed of Trust to be immediately due and payable, and if such sums are not paid in full within 10 days after written demand by Beneficiary, Trustor shall be in default under this Deed of Trust and Beneficiary may invoke all of the remedies available under this Deed of Trust and the other Loan Documents as well as all additional remedies available at law or in equity.

          2.3.  Performance of Lease Obligations.  Trustor promptly shall pay
                --------------------------------
when due all rents and other sums that Trustor is required to pay under the terms of the Lease, and shall perform fully and when due each and all of Trustor's other covenants and obligations under the Lease, and shall do all other things necessary to preserve and keep unimpaired Trustor's rights under the Lease.

          2.4.  Notices to Beneficiary.  Trustor promptly shall notify
                ----------------------
Beneficiary in writing (a) of any default on the part of Lessor under the Lease, or in the performance or observance of any of the terms, covenants, and conditions on the part of Lessor to be kept and performed under the Lease, (b) of the occurrence of any event that, with or without, the lapse of time or the giving of notice, would constitute a default on the part of Lessor under the Lease, or (c) the giving to or service upon Trustor by Lessor under the Lease of any notice of default on the part of Trustor thereunder in the performance or observance of any of the terms, covenants, and conditions to be kept, performed, or observed by Trustor under the Lease, and Trustor shall cause a copy of any notice furnished or delivered to Trustor by Lessor under the Lease to be delivered forthwith to Beneficiary.

          2.5.  Surrender, Cancellation or Modification.  Trustor shall not
                ---------------------------------------
surrender the Lease or the Premises or Trustor's Leasehold Estate, nor shall Trustor terminate or cancel the Lease or, without Beneficiary's prior written consent (which consent shall not be unreasonably withheld or delayed), amend or supplement the Lease or consent to any of the foregoing. Any such termination, cancellation and any such amendment or supplement made or consented to by Trustor without Beneficiary's prior written consent shall be void and of no effect.

          2.6.  Ability to Perform Trustor's Obligations.  If at any time
                ----------------------------------------
Trustor fails to comply fully or in a timely manner with any of Trustor's obligations under the Lease, and such failure materially threatens the value or existence of Beneficiary's security under this Deed of Trust,

Beneficiary, but without obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereunder or removing or waiving any corresponding default under this Deed of Trust, may perform on behalf of Trustor any such obligations if Beneficiary acts reasonably in so doing; provided that the foregoing shall not be construed to require Beneficiary to incur any expense or take any action with respect to Trustor's failure to comply with any of Trustor's obligations under the Lease. Upon demand, Trustor shall pay to Beneficiary all costs and expenses (including, but not limited to, legal fees and disbursements) paid or incurred by Beneficiary in connection with performing such obligations. Any such costs or expenses not paid by Trustor within five business days after demand shall be added to the indebtedness secured by this Deed of Trust, shall bear interest at the rate that is the sum of 5% percent per annum plus the highest interest rate then in effect under the Debt Instruments (or the highest rate of interest permitted by law, if less), and shall be secured by the lien of this Deed of Trust.

          2.7.  Bankruptcy of Trustor or Lessor.  Trustor hereby unconditionally
                -------------------------------
assigns, transfers, and sets over to Beneficiary, as additional security for the Secured Obligations, all of Trustor's claims and rights to any damages arising from any rejection of the Lease by Lessor pursuant to the United States Bankruptcy Code (11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code")). Any
                                   -- ---        ---------------
amounts received by Beneficiary as damages from Lessor's rejection of the Lease shall be applied first to the payment of all reasonable costs and expenses (including, but not limited to, reasonable legal fees and disbursements) paid or incurred by Beneficiary in obtaining such damages and then to the payment of the indebtedness and obligations secured by this Deed of Trust, in any order that Beneficiary chooses. Upon demand, Trustor shall pay to Beneficiary all of the foregoing reasonable costs and expenses not satisfied by the amounts received by Beneficiary as damages. Any such costs or expenses not paid by Trustor upon demand shall be added to the indebtedness secured by this Deed of Trust, shall bear interest at the rate that is the sum of 5% percent per annum plus the highest interest rate then in effect under the Debt Instruments (or the highest rate of interest permitted by law, if less), and shall be secured by the lien of this Deed of Trust.

          (a) The lien of this Deed of Trust shall attach to all of Trustor's rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code (11 U.S.C. (S) 365(h)) or other applicable law, including, but not limited to, all of Trustor's rights to remain in possession of the Premises.

          (b)  Trustor shall not elect to treat the Lease as terminated under
Section 365(h)(1) of the Bankruptcy Code (11 U.S.C. (S) 365(h)(1)) or other applicable law without Beneficiary's prior written consent. Any such election without Beneficiary's prior written consent shall be void and of no force or effect.

          (d) If, pursuant to Section 365(h)(2) of the Bankruptcy Code (11 U.S.C. (S) 365(h)(2)) or other applicable law, Trustor seeks to offset against the rent reserved in the Lease the amount of any damages caused by the non-performance by Lessor of any of Lessor's obligations under the Lease after the rejection by Lessor of the Lease pursuant to the Bankruptcy Code, Trustor, prior to making such offset, shall notify Beneficiary of Trustor's intent to do so, setting forth the amounts proposed to be offset and the basis for such offset. Beneficiary shall have the right to object to all or any part of such offset, and, in the event of such objection, Trustor shall not offset any of the amounts objected to by Beneficiary. If Beneficiary has failed to object to Trustor's proposed offset within ten days after notice from Trustor in accordance with the first sentence of this paragraph, Trustor may proceed to offset all or any part of the amounts set forth in Trustor's notice. Neither Beneficiary's failure to object to Trustor's proposed offset, nor any objection or other communication between Beneficiary and Trustor relating to such offset shall constitute an approval of any such offset by Trustor. Trustor shall defend and hereby indemnifies and holds Beneficiary harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs, and expenses of every nature whatsoever (including, but not limited to, legal fees and disbursements) arising from or relating to any offset by Trustor against the rent reserved in the Lease.

          (e) Trustor shall not commence any action, suit, proceeding, or case, or file any application or make any motion, with respect to the Lease in any such case under the Bankruptcy Code or other applicable law without Beneficiary's prior written consent, which shall not be unreasonably withheld or delayed.

          (f) Trustor promptly shall notify Beneficiary of any information Trustor receives about any filing by or against Lessor of a petition under the Bankruptcy Code or other applicable law. Trustor shall provide all information available to Trustor as of the date of such filing, including, but not limited to, the court in which such petition was filed and the relief sought therein. Trustor promptly shall deliver to Beneficiary copies of any and all notices, summons, pleadings, applications, and other documents received by Trustor in connection with any such petition and any proceedings relating to such petition.

          (g) In the event there is filed by or against Trustor a petition under the Bankruptcy Code or other applicable law, and Trustor, as lessee under the Lease, shall determine to reject the Lease pursuant to Section 365(a) of the Bankruptcy Code (11 U.S.C. (S) 365(a)) or other applicable law, Trustor shall give Beneficiary not less than ten days' prior notice of the date on which Trustor shall apply to the bankruptcy court for authority to reject the Lease. Beneficiary shall have the right, but not the obligation, to serve upon Trustor within such ten-day period a notice stating that (i) Beneficiary demands that Trustor assume and assign the Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code or other applicable law, and (ii) Beneficiary covenants to cure or provide adequate assurances of future performance under the Lease. If Beneficiary serves upon Trustor the notice described in the preceding sentence of this paragraph, Trustor shall not seek authorization to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within 30 days after the notice shall have been served upon Trustor, subject to the performance by Beneficiary of the covenant provided for in clause
(ii) of the preceding sentence. Effective upon the entry of an order for relief with respect to Trustor under the Bankruptcy Code, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court for an order extending the period during which the Lease may be rejected or assumed.

          2.8.  Representations and Warranties.  Trustor represents and warrants
                ------------------------------
to Beneficiary that: (a) the copy of the Lease (including all attachments, exhibits and amendments thereto) that Trustor has furnished to Beneficiary is a complete and correct copy of the original; (b) the Lease has not been amended or supplemented in any respect except as expressly stated in the recitals to this Deed of Trust, and remains in full force and effect; (c) no uncured event of default by either Trustor or Lessor exists under the Lease; (d) the Mortgaged Property encumbered hereby includes the entire right, title and interest of the "Lessee" under the Lease, and no person or entity other than Trustor (and, by virtue of this Deed of Trust, Beneficiary) holds any such right, title or interest.

Trustor owns or leases the Mortgaged Property free and clear of all security interests, liens, claims, charges and equities of any nature other than the lien hereof and the rights of Beneficiary under this Deed of Trust; (e) Trustor is not bound by, and shall not enter into, any agreement or commitment that in any manner or to any extent will or could prevent Trustor from performing any of its obligations hereunder; and (f) all information with respect to the Mortgaged Property that has been given to Beneficiary by Trustor or by any third party at the direction of Trustor is accurate and contains no material misrepresentation or omission. Should any representation or warranty made by Trustor in any Loan Document prove to be untrue as of the date of this Deed of Trust, then Beneficiary may declare that an "Event of Default" (as defined in Section 4.1)
                                 ----------------                 -----------
exists. Trustor agrees to indemnify and hold Beneficiary free and harmless from all liabilities, obligations, damages, causes of action, judgments, costs and expenses (including without limitation attorneys' fees) that Beneficiary may incur or suffer in connection with any breach by Trustor of any of Trustor's representations or warranties.

                                  ARTICLE III
                            ASSIGNMENT OF SUBLEASES

          3.1.  Assignment of Subleases.  Trustor hereby assigns and transfers
                -----------------------
to Beneficiary, as additional security for the Secured Obligations, all of Trustor's rights and interests in, to and under any and all existing and future subleases of all or any portion of the Premises ("Subleases"), whether written
                                                  ---------
or oral, and any guarantees thereof, together with any and all extensions, modifications, amendments, assignments and renewals thereof, and all cash or other security deposited to secure performance by the sublessees of their obligations thereunder, and all rents and other sums due and to become due thereunder.

          3.2.  No Subleases.  Trustor represents and warrants to Beneficiary
                ------------
that no Subleases are now in effect. Trustor shall not enter into any Sublease without first obtaining Beneficiary's written consent.

                                   ARTICLE IV
                             REMEDIES UPON DEFAULT

          4.1.  Events of Default.  Any of the following shall constitute an
                -----------------
"Event of Default":  (a) Trustor's failure to make any payment of money in
 ----------------
accordance with the terms of this Deed of Trust; or (b) Trustor's failure to perform fully and when due any other material covenant or obligation of Trustor under this Deed of Trust when such obligation is required hereunder to be performed and such failure is not fully cured within 10 days after Beneficiary shall have given Trustor notice thereof; or (c) any of Trustor's representations or warranties made in this Deed of Trust shall be untrue or misleading in any material respect; or (d) the lien or security interest of this Deed of Trust shall lose validity or priority; or (e) the occurrence of an event of default under, or the institution of judicial or nonjudicial foreclosure or other proceedings to enforce, any deed of trust or other lien or encumbrance of any kind upon the Mortgaged Property or any portion thereof, whether senior or junior in priority to the lien of this Deed of Trust; or (f) the occurrence of an "Event of Default" as defined in the Loan Agreement.


          4.2.  Rights and Remedies.  At any time after the occurrence of an
                -------------------
Event of Default, Beneficiary or Trustee may do any one or more of the following, in any order:

          (a) With or without notice to Trustor, declare all Secured Obligations to be immediately due and payable;

          (b) With or without notice, and without releasing Trustor from its obligations relative to such Event of Default, cure such Event of Default, and the costs and expenses incurred by Beneficiary or Trustee in so doing shall become a part of the Secured Obligations;

          (c)  Exercise any remedy afforded by this Deed of Trust;

          (d) Commence and maintain an action or actions to foreclose this Deed of Trust, to specifically enforce any rights of Beneficiary hereunder (including rights with respect to possession and sale of any additional security for the Secured Obligations), to enjoin any conduct that impairs or threatens to impair the security of this Deed of Trust, or to obtain such other equitable remedies as may be appropriate;

          (e) Execute a written declaration of default and demand for sale, and a written notice of default and election to cause the Mortgaged Property or any part thereof to be sold by exercise of Trustee's power of sale under this Deed of Trust, which notice shall be filed for record in the Official Records of the county in which the Mortgaged Property is located;

          (f) Resort to and realize upon the security for the Secured Obligations and any other security now or hereafter held by Beneficiary in such order as Trustee and Beneficiary or either of them may, in their sole discretion, determine, concurrently or successively or in one or several consolidated or independent judicial actions or nonjudicial proceedings; and


          (g) Exercise any and all other remedies at law, including any action for damages suffered by Beneficiary as a result of any Event of Default, or in equity as may be available now or hereafter, as Beneficiary may elect.

          4.3. Exercise of Trustee's Power of Sale.
               -----------------------------------

          (a) Should Beneficiary elect to have Trustee exercise the power of sale herein contained, Beneficiary shall deliver to Trustee a written declaration of default and demand for sale.

          (b) Upon receipt of such items from Beneficiary, Trustee shall cause to be recorded, published and/or delivered to Trustor such notice of default and election to sell as may then be required by law and by this Deed of Trust.
After giving notice of default and notice of sale, and the lapse of such time period as may be required by applicable law, Trustee may, without demand on Trustor, at the time and place of sale fixed in the notice of sale, either as a whole or in separate parcels or items or through two or more successive sales, sell the Mortgaged Property or any part thereof at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustor shall have no right to direct the order in which the Mortgaged Property is sold. Beneficiary may, in its sole discretion, designate the order in which the Mortgaged Property shall be offered for sale or sold and determine if the Mortgaged Property shall be sold in a single sale or in two or more successive sales or in any other manner Beneficiary deems to be in its best interests. If Beneficiary determines that the Mortgaged Property shall be sold in two or more sales, Beneficiary may, at its option, cause such sales to be conducted simultaneously or successively on the same day or on different days and times and in such order as Beneficiary shall determine, and no such sale shall extinguish or otherwise affect the lien of this Deed of Trust or any part of the Mortgaged Property not then sold until all Secured Obligations have been fully paid and discharged. Trustor shall pay the costs and expenses of each such sale and any judicial proceeding in which any such sale may be made. Trustee shall deliver to such purchaser its deed conveying the portion of the Mortgaged Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may purchase at such sale.

          (c) After deducting all costs, fees and expenses of Trustee and of the sale, including costs of evidence of title in connection with the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the highest rate of interest then in effect under any Debt Instrument, all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto.

          (d) Trustee may postpone the sale of all or any portion of the Mortgaged Property by public announcement at the time and place first fixed for sale, and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

          (e) Upon any sale pursuant to this Section, Trustor shall be completely and irrevocably divested, to the maximum extent permitted by law, of all its right, title, interest, claims and demands at law or in equity in and to the Mortgaged Property sold or any part thereof, and such sale shall be a perpetual bar both at law and in equity against Trustor and any and all other persons claiming any such right, title, interest, claims or demands by, through or under Trustor.

          4.4. Rescission of Notice of Default.  Beneficiary from time to time
               -------------------------------
before Trustee's sale, may rescind any notice of default and of election to cause the Mortgaged Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as provided above, other declarations of default and demand for sale, notices of default and of election to cause the Mortgaged Property to be sold to satisfy the obligations hereof, or otherwise affect any provision, agreement, covenant or condition contained in this Deed of Trust or any other Loan Document or any of the rights, obligations or remedies of Trustor or Beneficiary under this Deed of Trust.

                                   ARTICLE V
                                 MISCELLANEOUS



          5.1. Fixture Filing.  This Deed of Trust constitutes and is filed as
               --------------
a fixture filing under Section 9402 of the Uniform Commercial Code. Certain of the Mortgaged Property consists of goods that are or are to become fixtures upon the Real Property, and this Deed of Trust is to be recorded in the Official Records of the County in which the Real Property is located. This Deed of Trust shall remain in effect as a fixture filing until released or satisfied of record or its effectiveness otherwise terminates as to the Real Property. Memorex Drive LLC is the record owner of the Real Property.

          5.2.  Waiver of Offsets and Other Matters.  All sums payable by
                -----------------------------------
Trustor hereunder shall be paid without notice, demand, or defense and without right of counterclaim, setoff, deduction, abatement, suspension, deferment, diminution or reduction, all of which rights now or hereafter conferred by law are hereby waived by Trustor. Without limiting the generality of the foregoing, Trustor also waives, to the fullest extent permitted by law: (a) any right to require Beneficiary or Trustee, prior to or as a condition to the enforcement of this Deed of Trust, to proceed against or exhaust any other security for the obligations secured hereby or pursue any other remedy whatsoever; and (b) any defense arising by reason of: (i) any disability or other defense of Trustor with respect to the obligations secured hereby; (ii) the unenforceability or invalidity of any security for the Secured Obligations; or the lack of perfection or failure of priority of any security for the Secured Obligations;
(iii) the cessation from any cause whatsoever of the personal liability of Trustor (other than by reason of the full payment and discharge of all Secured Obligations); or (iv) any act or omission of Trustee, Beneficiary or others that directly or indirectly results in or aids in the discharge or release of Trustor or the Secured Obligations or any other security therefor by operation of law or otherwise.

          5.3.  Governing Law.  This Deed of Trust shall be governed by and
                -------------
construed and enforced under the laws of the state or other jurisdiction, the laws of which are specified in the Loan Agreement as governing the construction and/or enforcement of the Loan Agreement; PROVIDED, HOWEVER, that the laws of the state in which the Real Property is located shall govern procedural issues pertaining to any foreclosure under this Deed of Trust.

          5.4.  Time of the Essence.  Time is of the essence in the performance
                -------------------
of each provision of this Deed of Trust.

          5.5.  Additional Powers of Beneficiary.  Without affecting the
                --------------------------------
liability of any other person liable for the payment of or performance of any of the Secured Obligations, and without affecting the lien or charge of this Deed of Trust upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid Secured Obligations, Beneficiary may, at any time, and from time to time, without notice to or consent of Trustor: (a) release the obligations of any person primarily or secondarily liable for payment or performance of any Secured Obligations; (b) extend the maturity date of any Secured Obligations or accept partial payments thereon; (c) grant forbearances; (d) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations; (e) release or reconvey, or cause to be released or reconveyed, any or all of the Mortgaged Property; (f) take or release any other or additional security for any Secured Obligations; or (g) consent to the transfer of any security.

          5.6.  Reconveyance by Trustee.  Upon written request of Beneficiary
                -----------------------
and upon payment by Trustor of Trustee's fees for all services involved in the preparation, execution and recordation of the reconveyance, Trustee shall reconvey the Mortgaged Property or portions thereof then held hereunder, in whole or in part, as designated by Beneficiary and in such portions as designated by Beneficiary to Trustor, to the person or persons legally entitled thereto, which reconveyance shall be without recourse or warranty. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any release.

          5.7.  Costs and Expenses; Actions by Trustee and/or Beneficiary to
                ------------------------------------------------------------
Preserve Property.  Every provision of this Deed of Trust that imposes upon
-----------------
Trustor an obligation to perform an act, or embodying an agreement by Trustor to perform an act, shall be construed as obligating Trustor to pay all costs and expenses relating thereto. Should Trustor fail to make any payment or to do any act as herein provided, Beneficiary and/or Trustee, may, but shall not be obligated to, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, all without notice to or demand upon Trustor, without releasing Trustor from any obligation hereof or secured hereby, and within such times and in such manner as Beneficiary or Trustee may deem reasonable. All sums advanced in taking such action, together with all other costs, fees and expenses incurred by Beneficiary or Trustee hereunder (including costs of evidence of title, court costs, appraisals, surveys and attorneys' fees), shall bear interest at the highest rate of interest then in effect under any Debt Instrument from the date advanced until paid in full, be payable in full, together with interest thereon, upon demand by Beneficiary, and be added to the Secured Obligations. Neither the reservation nor any exercise of the foregoing rights shall be construed to excuse Trustor's failure to perform fully and when due all of Trustor's obligations under this Deed of Trust or to prevent any such failure from constituting an Event of Default.

          5.8.  Partial or Late Payment.  The acceptance by Beneficiary of any
                -----------------------
sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums then and thereafter secured hereby. The acceptance by Beneficiary of any sum or sums in an amount less than the sums then due shall be deemed an acceptance on account only and upon the condition that it shall not constitute a waiver of the Event of Default existing by virtue of Trustor's failure to pay the entire sum then due, or of Beneficiary's right to declare or maintain an acceleration by virtue of such Event of Default. Trustor's failure to pay the entire sum then due shall be and continue to be an Event of Default notwithstanding such acceptance of such amount on account, and Beneficiary and Trustee shall be at all times thereafter until the entire sum then due shall have been paid, and notwithstanding the acceptance by Beneficiary thereafter of further sums on account, or otherwise, entitled to exercise all rights in this Deed of Trust conferred upon them or either of them upon the occurrence of an Event of Default.

          5.9.  Substitution of Trustee.  Beneficiary may, from time to time, by
                -----------------------
a written instrument executed and acknowledged by Beneficiary and recorded in the County in which the Mortgaged Property is located, and by otherwise complying with the provisions of California Civil Code Section 2934a or any successor statute, substitute a successor or successors to the Trustee named herein or acting hereunder. Without conveyance of the Mortgaged Property, a successor Trustee shall succeed to all the title, powers and duties conferred upon the Trustee herein and by applicable law.

          5.10. Successors and Assigns.  This Deed of Trust applies to, inures
                ----------------------
to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term

"Beneficiary" shall mean the owner and holder (including a pledgee) of the Debt
 -----------
Instruments, whether or not named as Beneficiary herein.  The term "Trustor"
                                                                    -------
shall mean all parties executing this Deed of Trust as Trustor, their respective heirs, legatees, devisees, administrators, executors, successors in interest and assigns to the extent permitted by this Deed of Trust, provided that neither Beneficiary nor Trustee shall be obligated to give notice of default or notice of sale hereunder to any person, firm or entity other than the Trustor shown on the face page hereof.

          5.11.  Nonliability of Beneficiary.
                 ---------------------------

          (a) Beneficiary neither undertakes nor assumes any responsibility or duty to Trustor or any third party to select, review, inspect, examine, supervise, pass judgment upon or inform Trustor or any third party of the quality, adequacy or suitability of any plans, specifications, construction contracts, architects, contractors or other matters or items that Beneficiary has the right to review, inspect, examine or approve under this Deed of Trust. Any such selection, review, inspection, examination and the like is solely for the purpose of (i) determining whether or not Trustor's obligations under this Deed of Trust are being properly discharged and (ii) protecting Beneficiary's security and preserving Beneficiary's rights under this Deed of Trust, and such selection, review, inspection, examination and the like shall not render Beneficiary liable to Trustor or any third party for the sufficiency, accuracy, completeness, or legality thereof and shall not operate to waive any rights of Beneficiary hereunder. Beneficiary owes no duty of care to protect or inform Trustor or any third party against negligent, faulty, inadequate or defective building or construction, or the existence of any environmentally hazardous condition in any manner arising out of or related to the presence of any hazardous materials on the Mortgaged Property, and Beneficiary shall not be responsible or liable to Trustor or any other party therefor. Trustor shall make or cause to be made such independent inspections as Trustor may desire for its own protection. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Beneficiary pursuant hereto, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Beneficiary.


          (b) Prior to Beneficiary's actual entry upon and taking possession of the Mortgaged Property, nothing in this Deed of Trust shall operate to impose upon Beneficiary any responsibility for the operation, control, care, management or repair of the Mortgaged Property, and the execution of this Deed of Trust by Trustor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Trustor prior to Beneficiary's actual entry and taking possession.

          (c) Beneficiary is hereby authorized to disclose (i) information relating to hazardous materials to federal, state, or local authorities when Beneficiary reasonably believes such disclosure to be required under applicable law; and (ii) information concerning Trustor, the Mortgaged Property or the Secured Obligations to any insurance agency or company, to any person or entity proposing to acquire an interest in the Secured Obligations.

          (d) Beneficiary shall not be liable, and is hereby released from liability, for any act or omission of Trustee, except for such actions as may be taken by Trustee at the express request of and in accordance with instructions given by Beneficiary.

          5.12.  Cumulative Rights and Remedies; No Waiver.  The rights, powers
                 -----------------------------------------
and remedies given to Beneficiary pursuant to this Deed of Trust shall be in addition to, and shall not supersede or preempt, any rights, powers and remedies given to Beneficiary by virtue of any applicable law. Every power or remedy given by this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently, independently, or successively, in any order whatsoever, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies. No forbearance, failure or delay by Beneficiary in exercising any right, power or remedy granted to Beneficiary hereunder shall be deemed a waiver of such right, power or remedy, nor shall any such forbearance, failure or delay preclude the further exercise of such right, power or remedy, or any other right, power or remedy; and every such right, power and remedy of Beneficiary shall continue in full force and effect until such right, power or remedy is explicitly waived by Beneficiary in writing. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.


          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first above written.

                                   CENTAUR PHARMACEUTICALS, INC.,
                                   a Delaware corporation


                                   By: /s/ Joseph L. Turner
                                       --------------------
                                   Name: Joseph L. Turner
                                         ------------------
                                   Title: CFO & Treasurer
                                          -----------------

[NOTARY SEAL]

                                   EXHIBIT A
                                   ---------

                        DESCRIPTION OF THE REAL PROPERTY
                        --------------------------------


All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 2, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on September 25, 1997, in Book 694 of Maps, pages 28 and 29.

PARCEL TWO:

An easement for private ingress and egress over Parcel 1, as shown and designated and delineated as "Private Ingress, Egress Easement" on the Map filed September 25, 1997, in Book 694 of Maps, pages 28 and 29.

PARCEL THREE:

An easement for the purpose of ingress and egress, installation, maintenance, repair and replacement of electrical systems, including conduits, cables, vaults, splice boxes, transformers and switches, as conveyed by deed recorded January 25, 1989 in Book K 829, page 91, Official Records. Said easement being more particularly described as follows:

Commencing at the most Southerly corner of Parcel D, as said Parcel is shown on the certain Parcel Map recorded in Book 320 of Maps, at page 56, Santa Clara County Records; thence along the Easterly boundary of said Parcel D, N. 00 degrees 12 minutes 36 seconds E. 40.00 feet to the true point of beginning.
Said course is also the Easterly boundary of an electric easement granted by Memorex Corporation to the City of Santa Clara by deed recorded January 12, 1983 in Book H 266 of Santa Clara County Records, page 738; thence from the true point of beginning along the Northerly boundary of said electric easement N. 89 degrees 47 minutes 24 seconds W. 30.00 feet; thence N. 00 degrees 12 minutes 36 seconds E. 2.10 feet; N. 61 degrees 21 minutes 19 seconds W. 34.18 feet; N. 00 degrees 12 minutes 36 seconds E. 16.82 feet; and S. 89 degrees 47 minutes 24 seconds E. 60.05 feet to the Easterly boundary of Parcel D hereinabove described; thence along said Easterly boundary S. 00 degrees 12 minutes 36 seconds W. 35.20 feet to the true point of beginning.

ARB NO. 224-5-109
APN 224-66-002 (portion)
                                       1

                                PROMISSORY NOTE
                                ---------------


$8,000,000.00                      April 22, 1998


          FOR VALUE RECEIVED, the undersigned, Centaur Pharmaceuticals, Inc. (the "Maker"), hereby promises to pay the amount of Eight Million and 00/100 Dollars ($8,000,000.00) to the order of FINOVA Technology Finance, Inc. (the "Payee") in 48 monthly payments of principal and interest at the rate of 14.838% per annum, the first payment of $248,955.97 on April 22, 1998, and the next 47 payments each of $219,280.00 on the first day of each succeeding month commencing on June 1, 1998.

          This Note is secured by the Loan and Security Agreement Number 1 dated April 22, 1998 herewith between the Maker and the Payee and is subject to acceleration upon a default in payment hereof or default under the Loan and Security Agreement.

          If any payment hereunder is not made when due, including any payment due by reason of acceleration hereof, delinquency interest thereon shall accrue until paid at the higher of (a) 1 1/2% per month or (b) 150% of the then current Prime Lending Rate of Citibank, N.A., but not more than the highest lawful rate on past due amounts. A late payment charge of Five Hundred Dollars ($500) shall be paid by the Maker on any payment hereunder more than ten (10) business days past due. Any payments made shall be first applied to late payment charges, second to default interest, third to other interest and charges, if any, and lastly to principal.

          During the first year of the term of the Loan you may not prepay the You shall have the right, on any regularly scheduled payment date occurring after the first year of the Term of the Loan and upon not less than ninety (90) days prior written notice to us, to prepay the outstanding principal balance of the Loan in whole, but not in part, which the prepayment is made, as set forth below:

                Year in Term of Loan
              which Prepayment is made:                          Percentage
              ------------------------                           ----------
                       2                                             4%
                       3                                         2 1/2%
                       4                                             1%

          In no event shall interest and late charges under this Note exceed that permitted under applicable federal or state law. If interest and late charges would exceed the maximum so permitted, the amount due on this Note shall instead be computed at the maximum rate and manner permitted by applicable law, any amount paid in excess of the maximum amount permitted by applicable law shall be considered a payment of principal, the payments remaining due hereunder shall be adjusted accordingly, and any remaining excess amount paid after all such adjustments have been made shall be refunded.

          All sums payable pursuant to this Note shall be payable in lawful money of the United States of America to the Payee at 10 Waterside Drive, Farmington, Connecticut 06032-3065, or at such other address as the holder hereof may designate, in immediately available funds and without deduction or offset.

          The Maker hereby waives diligence, presentment, demand, protest and notice of protest, nonpayment and dishonor and any and all other notice with respect to this Note.

          The Maker agrees to pay all costs and expenses incurred by the holder of this Note in connection with the collection and enforcement of this Note including, without limitation, reasonable attorney's fees and expenses.

          This Note shall be deemed a contract made at Farmington, Connecticut and shall be governed by and construed in accordance with the law of New York, other than conflicts of law rules.



                                 Centaur Pharmaceuticals, Inc.
ATTEST:

[SEAL]                           By:/s/ Joseph L. Turner
                                    -----------------------
/s/ Lucy O. Day
-------------------
Asst. Secretary

                                       2